UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

ALLEGRO BIODIESEL CORPORATION
(Name of Registrant as Specified in its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

	(4)	Proposed maximum aggregate value of transaction: $1,000

	(5)	Total fee paid:

$1

☒	Fee paid previously with preliminary materials:

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NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF
VOTING POWER OF THE COMPANY’S STOCK

TO OUR STOCKHOLDERS:

Notice is hereby given pursuant to Section 228 of the General Corporation Law of the State of Delaware to the stockholders of Allegro Biodiesel Corporation, a Delaware corporation. Holders of a majority of the voting power of our Common Stock and Series A Convertible Preferred Stock have approved the sale of substantially all of the assets related to our existing biodiesel business (the “Sale”) to Consolidated Energy Holdings, LLC, a Louisiana limited liability company (“CEH”), pursuant to an Interest Purchase Agreement dated as of June 13, 2008 by and among the Company, CEH, and the members of CEH (the “Purchase Agreement”). A copy of the Purchase Agreement is included as Annex A to this Information Statement.

Our Board of Directors has unanimously approved the Sale, and as permitted by Delaware law, we have received the written consent of the holders of a majority of our outstanding stock entitled to vote approving the Sale.

ACCORDINGLY, WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE SALE.

Pursuant to the terms of the Purchase Agreement, we, and not our stockholders, will receive all of the proceeds of the Sale. The Sale will not become effective until at least 20 calendar days following the date of mailing of this Information Statement to our stockholders.

This Information Statement is being provided to you pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended. It contains a description of the Purchase Agreement and the Sale. We encourage you to read this Information Statement and the Annexes hereto thoroughly. You may also obtain information about us from publicly available documents we file with the Securities and Exchange Commission.

By order of the Board of Directors,
/s/ W. Bruce Comer III
W. Bruce Comer III
CEO and Chairman of the Board

Los Angeles, California

July 21, 2008

TABLE OF CONTENTS

Summary Term Sheet	2

Questions and Answers About the Sale	5

Special Note Regarding Forward-Looking Statements	6

Information About the Sale of Substantially All of the Assets Related to our Existing Biodiesel Business	7

Security Ownership of Certain Beneficial Owners and Management	21

Certain Relationships and Related Transactions	23

Market Price of and Dividends on our Common Equity and Other Stockholder Matters	25

INFORMATION STATEMENT

WE ARE NOT ASKING FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

We are sending you this information statement on or about July 31, 2008 in connection with the prior approval of our Board of Directors and receipt of approval by written consent of the holders of a majority of voting power of our Common Stock and Series A Convertible Preferred Stock of the proposed sale of substantially all of the assets related to our existing biodiesel business (the “Sale”). The Sale will be effected pursuant to an Interest Purchase Agreement dated as of June 13, 2008 by and among the Company, Consolidated Energy Holdings, LLC, a Louisiana limited liability company (“CEH”) as purchaser, and the members of CEH (the “Purchase Agreement”). A copy of the Purchase Agreement is included as Annex A to this Information Statement.

If the Sale was not approved by written consent of the holders of a majority of voting power entitled to vote thereon, it would have been required to be approved by our stockholders at a special or annual meeting of stockholders.  The elimination of the need for a meeting of our stockholders is authorized by Section 228 of the General Corporation Law of the State of Delaware, which provides that any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a written consent, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting.

Stockholders of record of our $0.01 par value common stock (the “Common Stock”) and our Series A Convertible Preferred Stock (the “Series A Preferred”) at the close of business on July 3, 2008 (the “Record Date”) are entitled to vote on the Sale. As of the close of business on the Record Date, we had 25,572,578 shares of Common Stock and 30,102,762 shares of Series A Preferred outstanding. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date. The holders of the Series A Preferred are entitled to one vote for each share of Common Stock into which the Series A Preferred can be converted as of the Record Date (39,673,942 shares as of such date).  Approval of the Sale requires the affirmative vote of a majority of the voting power of our Common Stock and Series A Convertible Preferred Stock entitled to vote thereon.

Certain holders of our Common Stock and Series A Preferred, who collectively beneficially own securities with the voting power equivalent to that of 43,587,617 million common shares (or approximately 66.8% of the voting power of our capital stock), executed a written consent in lieu of a stockholders meeting approving the Sale. We are furnishing this Information Statement to inform stockholders, in the manner required by the Securities Exchange Act of 1934, as amended, of the Sale before it is consummated. The Sale will not become effective until at least 20 calendar days following the date of mailing of this Information Statement to our stockholders.

SUMMARY TERM SHEET

This section contains a summary of the material terms of the proposed sale of substantially all of the assets related to our existing biodiesel business to Consolidated Energy Holdings, LLC, or CEH. This summary may not contain all of the information that is important to you to fully understand the proposed transaction. We strongly encourage you to read carefully the entire Information Statement. We have included the Interest Purchase Agreement by and among the Company, CEH, and the members of CEH as Annex A hereto.

The Parties to the Proposed Transaction (page 7)

The parties to the transaction are Allegro Biodiesel Corporation, or Allegro, we, us or the Company, as seller, Consolidated Energy Holdings, LLC, or CEH, as purchaser, and the members of CEH.  We sometimes refer to this transaction as the “Sale.”

Interests of Certain Persons in the Sale (page 14)

Darrell Dubroc, our President, Chief Operating Officer, and Director, and Tim Collins, our Executive Vice President of Business Development and Director, together hold 11,110,000 shares of our common stock, and together hold 50% of the membership interests of CEH.  In addition, Mr. Dubroc and Mr. Collins may be entitled to receive a maximum of 986,039 shares of our Common Stock out of an escrow account established in connection with our original acquisition of Vanguard.  See “Information About the Sale of Substantially All of the Assets Related to our Existing Biodiesel Business – Description of Agreement to Settle Certain Claims.”

Our Chief Executive Officer and Chairman of the Board of Directors, Bruce Comer, is a principal of Ocean Park Advisors, LLC, or OPA.  OPA has a management services agreement in place with us and holds 5,144,497 shares of our Common Stock. See “Certain Relationships and Related Transactions.”

Under our Company-wide cost reduction plan that we enacted on October 15, 2008, both our independent Director, Jeff Lawton, and OPA agreed to defer part of their compensation.  Consequently, as of June 30, 2008, they have accrued approximately $6,000 and $256,000 in cash compensation, respectively.

Terms of the Interest Purchase Agreement (page 7)

In the Interest Purchase Agreement, or “Purchase Agreement,” the main legal document governing the rights and obligations of us and CEH, and the indemnification obligations of the members of CEH, we make certain representations and warranties and undertake to perform certain actions in connection with the proposed Sale. A copy of the Purchase Agreement is attached as Annex A to this Information Statement. Stockholders are urged to carefully read the Purchase Agreement.

Approval of our Board of Directors and our Stockholders (page 8)

Our Board of Directors approved the Sale and recommend that our stockholders approve of the Sale.  Following the execution of the Purchase Agreement, certain holders of our Common Stock and Series A Preferred, who collectively beneficially own securities with the voting power equivalent to that of 43,587,617 million common shares (or approximately 66.8% of the voting power of our capital stock), executed a written consent in lieu of a stockholders meeting approving the Sale. The Sale will not become effective until at least 20 calendar days following the date of mailing of this Information Statement to our stockholders.

Assets to be Sold (page 11)

We have agreed to sell to CEH 100% of the membership interests (the “Membership Interests”) of our wholly-owned subsidiary Vanguard Synfuels, LLC, or “Vanguard.”  Vanguard currently operates and owns substantially all of the properties, rights, interests and other tangible and intangible assets that relate in any material respect to our biodiesel business, including the production facility located in Pollock, Louisiana.

Reasons for the Sale of our Biodiesel Business (page 10)

In reaching its determination to proceed with the Sale, and to recommend to our stockholders the approval of the Sale, our Board of Directors consulted with management, as well as financial and legal advisors, and considered various material factors.  Among the material factors considered by our Board of Directors were the following:

•	Difficult conditions in the biodiesel industry

•	Distressed financial condition of Allegro

•	Extensive marketing and search for alternative strategic transactions

•	Preservation of value for our creditors and stockholders

Use of Proceeds from the Sale of our Biodiesel Business (page 14)

We will retain the proceeds of the sale of our biodiesel business. We do not intend to distribute any of the proceeds to our stockholders, but will use the proceeds for general working capital purposes.

What We Will Receive (pages 9, 11, and 12)

The aggregate purchase price for the sale is $1,000.  CEH will also assume the liabilities associated with the operation of our biodiesel business.  Upon completion of the Sale, First South Farm Credit, ACA (“First South”) has agreed to release us from our obligations under the continuing guaranty we entered into on September 30, 2006 in favor of First South, which we refer to as the Continuing Guaranty.  As part of agreements that are ancillary to the Purchase Agreement, we will also receive certain disbursements of cash and stock in connection with certain claims relating to our initial acquisition of Vanguard.

Nature of Our Business Following the Sale (page 10)

Although we will no longer have operations on the closing date, we will continue as a publicly-traded corporation and will retain several non-operating assets.

Assets Being Retained (page 11)

We are retaining certain assets, including cash, a $1 million equity investment in a privately held developer of biomass power generation technology and products, and certain indemnification claims relating to our initial acquisition of Vanguard.

Liabilities to be Assumed by CEH or Released in Connection with the Sale (page 11)

As partial consideration for the Sale, CEH will assume substantially all of the liabilities related to the biodiesel business.  Upon completion of the Sale, First South has agreed to release us from our obligations under the Continuing Guaranty.  Pursuant to the terms of the Purchase Agreement, CEH is required to deliver to us resignations from and a general release of all claims by certain employees of Allegro, and CEH will assume our obligations under certain employment agreements.

We will not retain any liabilities related to our existing biodiesel business except $25,654 related to an Internal Revenue Service liability and our potential exposure in a pending lawsuit filed against us by a former employee (see “Legal Proceedings”).  CEH and the members of CEH have agreed to indemnify us for 50% of any judgment, settlement or other resolution of the claims made by the former employee against Allegro or Vanguard.  On July 16, 2008 the employee in question filed a motion to dismiss the lawsuit in its entirety.

Conditions to Completion of Sale (page 13)

Each party’s obligation to complete the Sale is subject to the prior satisfaction or waiver of certain customary conditions.  The Sale will not become effective until at least 20 calendar days following the date of mailing of this Information Statement to our stockholders.

Additional Agreements Related to the Sale (page 11)

In conjunction with the Sale, on June 13, 2008, we also entered into an Agreement to Settle Claims, or “Settlement Agreement,” with the former members of Vanguard who sold their interests in Vanguard to us in September 2006. The Settlement Agreement relates to certain demands for indemnification we have made under the Contribution Agreement we entered into with the former members on September 20, 2006.  Several of the members of CEH were also members of Vanguard who sold their interests to us in September 2006. The form of this Settlement Agreement is attached as Annex B hereto. Stockholders are urged to carefully read the Settlement Agreement.

Certain holders of our Common Stock and Series A Preferred, who collectively beneficially own securities with the voting power equivalent to that of 48,711,266 common shares (or approximately 73.2% of the voting power of our capital stock), entered into a voting agreement pursuant to which they each agreed to vote their shares in favor of the Sale.  The forms of these voting agreements are attached as Annexes C and D hereto. On July 17, 2008, these stockholders holding the voting power equivalent to that of 43,587,617 million common shares (or approximately 66.8% of the voting power of our capital stock) executed a written consent in lieu of a stockholders meeting approving the Sale.

Dissenters’ Rights of Appraisal (page 15)

Under the General Corporation Law of the State of Delaware and our charter, our stockholders will not be entitled to dissenters’ rights of appraisal as a result of the Sale.

Regulatory Approvals (page 15)

We are not aware of any federal, state or local regulatory requirements that must be complied with or approvals that must be obtained prior to consummation of the Sale pursuant to the Purchase Agreement.

QUESTIONS AND ANSWERS ABOUT THE SALE

Q:	Why am I receiving this Information Statement?

A:
We recently entered into an Interest Purchase Agreement with Consolidated Energy Holdings, LLC, a Louisiana limited liability company (“CEH”), as purchaser, and the members of CEH, pursuant to which we will sell substantially all of the assets relating to our existing biodiesel business to CEH. This transaction will be effected through the sale to CEH of 100% of the membership interests (the “Membership Interests”) of our wholly-owned subsidiary Vanguard Synfuels, LLC, a Louisiana limited liability company (“Vanguard”).  We sometimes refer to this transaction as the “Sale.”

You are receiving this Information Statement because stockholders of Allegro Biodiesel Corporation (“Allegro”, “we”, “us” or the “Company”) who beneficially own securities with the voting power equivalent to that of 43,587,617 common shares (or approximately 66.8% of the voting power of our capital stock), gave their written consent approving the Sale on July 17, 2008.  We are furnishing this Information Statement to inform stockholders, in the manner required by the Securities Exchange Act of 1934, as amended, of the Sale before it is consummated. The Sale will not become effective until at least 20 calendar days following the date of mailing of this Information Statement to our stockholders.

Q:	What will stockholders receive in connection with the Sale and related transactions?

A:	Stockholders will not receive additional cash or additional shares of our capital stock in connection with the Sale.

Q:	When do you expect to complete the Sale and related transactions?

A:
The Sale will not become effective until at least 20 calendar days following the date of mailing of this Information Statement to our stockholders. We expect to complete the Sale as soon as possible thereafter. However, under the terms of the Purchase Agreement, we reserve the right to cancel or defer the Sale even if such 20 calendar days has passed.

Q:	Who is entitled to vote on approving the Sale? What vote is required to approve the Sale?

A:
Stockholders of record of the Company’s Common Stock and the Company’s Series A Convertible Preferred Stock at the close of business on July 3, 2008 were entitled to vote on the approval of the Sale.  As of the close of business on July 3, 2008, we had 25,572,578 shares of Common Stock and 30,102,762 shares of Series A Preferred outstanding.  The approval of the Sale   requires the affirmative vote of a majority of the voting power entitled to vote thereon.

Q:	Who voted in favor of the Sale?

A:
As of June 30, 2008, stockholders holding 48,711,266 common shares (or approximately 73.2% of the voting power of our capital stock) have entered into voting agreements with CEH pursuant to which they agreed to vote in favor of or give their written consent to the Sale.  Subsequently, on July 17, 2008, these stockholders holding the voting power equivalent to that of 43,587,617 million common shares (or approximately 66.8% of the voting power of our capital stock, which includes Monarch Pointe Fund, Ltd., Asset Managers International, Ltd., Pentagon Dollar Satellite Fund, Ltd., Darrell Dubroc, Tim Collins and Ocean Park Advisors, LLC) executed a written consent in lieu of a stockholders meeting approving the Sale.

Q:	Why isn’t Allegro holding a stockholders meeting to vote on the Sale?

A:
The General Corporation Law of the State of Delaware requires the sale of all or substantially all of our assets to be approved by the holders of a majority of the voting power of our outstanding capital stock entitled to vote thereon. The stockholders voting via written consent in favor of the Sale represent approximately 66.8% of the voting power of our capital stock, or a majority of the votes entitled to be cast. Therefore, we concluded that because approving the Sale by the written consent of stockholders can be faster and less expensive than distributing a notice of meeting and proxy statement and conducting a meeting of our stockholders, and because we and CEH wanted to expedite the closing of the Sale, we decided not to conduct a stockholders meeting.

Q:	Whom should I call with questions?

A:	If you have any questions about the Sale or if you would like additional copies of this Information Statement, you should call Cathy Valentino, at (310) 670-2093.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement of Allegro Biodiesel Corporation contains forward-looking statements. Generally, you can identify these statements because they use words like “anticipates,” “believes,” “expects,” “future,” “intends,” “plans,” and similar terms. These statements reflect only our current expectations. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy and actual results may differ materially from those we anticipated due to a number of uncertainties, many of which are unforeseen, including, among others, the special considerations and risks we face as described herein. You should not place undue reliance on these forward-looking statements which apply only as of the date of this Information Statement. These forward-looking statements are within the meaning of Section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbors created thereby. To the extent that such statements are not recitations of historical fact, such statements constitute forward-looking statements that, by definition, involve risks and uncertainties. In any forward-looking statement where we express an expectation or belief as to future results or events, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation of belief will be accomplished.

We believe it is important to communicate our expectations to our investors. There may be events in the future, however, that we are unable to predict accurately or over which we have no control. The special considerations listed in this Information Statement, as well as any cautionary language, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Factors that could cause actual results or events to differ materially from those anticipated, include, but are not limited to: our ability to successfully develop new products; the ability to obtain financing for product development; changes in product strategies; general economic, financial and business conditions; changes in and compliance with governmental and other regulations; changes in tax laws; and the availability of key management and other personnel.

INFORMATION ABOUT THE SALE OF SUBSTANTIALLY ALL OF THE ASSETS RELATED TO OUR EXISTING BIODIESEL BUSINESS

We have entered into an Interest Purchase Agreement dated as of June 13, 2008 with Consolidated Energy Holdings, LLC, a Louisiana limited liability company (“CEH”) as purchaser, and the members of CEH (the “Purchase Agreement”). Darrell Dubroc, our President, Chief Operating Officer, and Director, and Tim Collins, our Executive Vice President of Business Development and Director, whom together hold 11,110,000 shares of our common stock, together hold 50% of the membership interests of CEH.  In accordance with the terms of the Purchase Agreement, this transaction will be effected through the sale to CEH of 100% of the membership interests (the “Membership Interests”) of our wholly-owned subsidiary Vanguard Synfuels, LLC, a Louisiana limited liability company (“Vanguard”) and the assumption by CEH of substantially all of our liabilities related to the biodiesel business.  We sometimes refer to this transaction as the “Sale.”

For a complete description of all of the terms of the transactions contemplated under the Purchase Agreement, stockholders should refer to the copy of the Purchase Agreement that is attached to this Information Statement as Annex A and incorporated herein by reference. Stockholders should carefully read the Purchase Agreement in its entirety, as it is the legal document that governs the Sale.

The Companies

Allegro Biodiesel Corporation
6033 West Century Blvd., Suite 1090
Los Angeles, CA 90045
(310) 670-2093

Description of Business

Through the acquisition of Vanguard in September 2006, Allegro owns a biodiesel production facility that uses renewable agricultural-based feedstock (primarily soybean oil) to produce biodiesel fuel, which has been sold in both blended and unblended form with petroleum diesel. The product has been sold primarily to regional wholesale bulk fuel distributors and the local Louisiana market. Vanguard was formed on April 28, 2003 (“Inception”) as a limited liability company. Vanguard purchased assets from Farmland Industries' bankruptcy trustee on July 31, 2003. These assets included 320 acres of land, an ammonia plant which was shuttered in 2001, and existing plant infrastructure. Vanguard converted the existing facility (the “Pollock Facility”) into a biodiesel production facility. Vanguard began testing of the Pollock Facility in early 2006, and commenced production and sales of biodiesel in April 2006. Vanguard was a development-stage company prior to April 2006.

During 2007, the biodiesel industry experienced a significant increase in the cost of soybean oil, with the price increasing from $0.25 per pound in September 2006 to the current price of approximately $0.63. Although we have been able to improve the efficiency of our production processes, feedstock is still the primary production cost of biodiesel fuel. The increase in the cost of soybean oil had a significant, negative effect on our profit margins and cash flows and caused an impairment of goodwill associated with the Pollock Facility of $19.9 million during the third quarter of 2007. Given these economic conditions, on October 15, 2007 we adopted a Company-wide cost reduction plan to reduce our costs. Under this plan, we significantly reduced our expenses.  We also significantly reduced, and then halted, production at the Pollock Facility during the fourth quarter of 2007. Consequently, we have not made any material amount of biodiesel since the fourth quarter of 2007.  We are currently maintaining the plant, but not producing biodiesel due to the high cost of soybean oil.

As described below, if the Sale is completed, upon closing, we will no longer have operations on the closing date and will continue as a publicly-traded corporation with several non-operating assets.  Our common stock is traded in the over-the-counter market and has been quoted on the Over-the-Counter Bulletin Board since October 2006 under the symbol “ABDS.OB.” From 2003 through June 30, 2006 we traded under the symbol “DMED” and were quoted on the NASDAQ.  Upon missing certain NASDAQ requirements, we were delisted from the NASDAQ and began to be traded on the Over-the-Counter Bulletin Board under the symbol “DMED.OB.”  After a 100 for 1 reverse stock split on June 30, 2006, we traded under the symbol “DMMC.OB.”  Upon a re-incorporation in Delaware on November 28, 2006, our ticker was changed to “ABDS.OB.”

Description of Properties

Our principal executive office is located at 6033 West Century Blvd., Suite 1090, Los Angeles, California 90045. Our other principal properties are as follows:

Location of Property	Use of Facility	Approximate Size
Pollock, Louisiana (1)	Production of biodiesel fuel	320 acres
Alexandria, Louisiana (2)	Office	1,637 sq. ft.
Los Angeles, California (3)	Office	2,082 sq. ft.
_________________
(1) This property is owned by Vanguard.
(2) This property is leased to us pursuant to a 36 month lease which began on February 1, 2007, at the rental rate of $1.25 per square foot per month.
(3) This property is leased to us pursuant to an 18 month lease which began on February 1, 2007, at the rental rate of $1.50 per square foot per month from February 1, 2007 to January 31, 2008 and at the rate of $1.55 from February 1, 2008 to July 31, 2008.

Consolidated Energy Holdings, LLC
429 Murray Street, Suite #700
Alexandria, LA 71301
(318) 442-8730

CEH is a Louisiana limited liability company formed to acquire and hold the membership interests of Vanguard. Darrell Dubroc, our President, Chief Operating Officer, and Director, and Tim Collins, our Executive Vice President of Business Development and Director, whom together hold 11,110,000 shares of our common stock, together hold 50% of the membership interests of CEH. CEH has no prior business history.

Background

Our Board of Directors and senior management regularly discuss our business and strategic direction.

By the middle of September 2007, when it was uncertain whether we had the ability to finance the acquisition of a fuel distribution company (Talen’s Marine & Fuel, Inc.), and soybean oil prices had not abated after the harvest season, management and our Board of Directors began discussing a program to reduce costs and explore a wide range of strategic options.

From October through November 2007, management, with the Board’s approval, developed and implemented a significant cost reduction plan.  Due to the high cost of soybean oil prices, the management team ceased production of biodiesel at the plant.    However, management made every effort to maintain the Company’s ability to re-start production if commodity prices favorably changed or if the Company was able to locate a strategic partner who could provide lower cost feedstock.  In February 2008, we worked with a potential supplier of alternative feedstock to investigate its potential.  From November 2007 to the present, management has continued to reduce costs while maintaining the value of our operating assets.

In September 2007, we began a program of initiating discussions directly with potential strategic partners and investors, and indirectly through intermediaries such as financial advisors.  From October 2007 through the present, we have spoken with over 45 potential partners and intermediaries.

In November 2007, we initiated discussions with our secured lender, First South.  We explored the possible harvest of timber on our property and gave First South an update on our financial situation due to the difficult conditions in the biodiesel sector.  First South notified us in early 2008 that as of December 31, 2007, we were in violation of our working capital covenant under our credit agreement.  On March 27, 2008, we obtained a waiver from First South through September 1, 2008.

In November 2007, we diversified our assets by developing a relationship with Community Power Corporation (“CPC”), a privately held developer of biomass power generation technology and products located in Colorado.  On November 14, 2007, our largest stockholder M.A.G. Capital, LLC (“MAG”) provided $600,000 through the exercise of re-priced warrants that we used to make a $500,000 secured loan to CPC.  The intent of this loan was to lay a foundation for a larger investment in CPC.  On November 23, 2007, Allegro acquired a minority interest in CPC for $1,000,000.  The purchase price was obtained from a convertible loan by Monarch Pointe Fund, Ltd, a fund managed by MAG.  We were unsuccessful in raising capital to increase our stake in CPC.  In February 2008, CPC prepaid part of the $500,000 secured loan on amended terms.  In June 2008, CPC repaid the remaining amount of the note.  We have used the proceeds from the loan repayments to continue operations and pay operating costs.

From October 2007 through early February 2008, we solicited a wide range of investors to fund, or otherwise participate in, the opportunity we had to acquire the Port of Alexandria, a liquid fuel terminal located in Alexandria, Louisiana (the “Port Assets”).  The management team worked with the Port Authority of the Port of Alexandria to continually extend the deadline for a transaction, so that we could raise funds or find a strategic partner to complete the transaction.  The acquisition of the Port Assets was a strategic opportunity that would have been integrated into our operations and would provide value to a potential acquiror of our biodiesel business.  On February 13, 2008, we entered into a binding letter agreement (the “Port Asset Agreement”) with several individual investors (the “Investor Group”) for the funding of Port Asset Acquisition, LLC (“PAA”), an entity previously formed by us for the purpose of acquiring the Port Assets. Two of the investors of PAA are Darrell Dubroc, our President, Chief Operating Officer, and Director, and Tim Collins, our Executive Vice President of Business Development and Director. We granted them permission to participate in the transaction in exchange for their release of certain bonus rights in their employment agreements. In exchange for an investment of $1,000,000 into PAA, the Investor Group received a 92.5% ownership interest in PAA.  The Company, while not contributing any cash toward the acquisition, retained a 7.5% ownership interest in PAA and a 90-day call option to purchase the remaining 92.5% equity investment in PAA.  Although our 90-day call option expired on May 13, 2008, entering the Port Asset Agreement was a significant achievement because we believed that the preservation of the call-option would increase the probability of completing a strategic transaction for the sale of our biodiesel business.

From December 2007 through mid May 2008, we negotiated term sheets with several potential acquirors of our biodiesel business.  Several groups indicated a strong interest in acquiring some or all of our biodiesel-related assets.  Several of these same groups conducted diligence either by phone or by visiting the plant site in Louisiana.  Throughout this period, our Board of Directors was briefed frequently on the discussions and negotiations with the various parties.  Although we were able to establish favorable terms for a transaction with a few parties, none of the parties could prove their financial capability to complete a transaction.  As a result, we did not proceed with any of these term sheets.  During this same time period, at the recommendation of counsel, we began to consider filing a petition for relief under Chapter 7 of the Bankruptcy Code, as a contingency plan in the event that it was determined that a strategic transaction was not feasible.

In May 2008, a group of investors that had many members from the group that acquired the Port of Alexandria and certain of the former members of Vanguard who sold their interests in Vanguard to us in September 2006, made an offer to acquire our biodiesel-related assets.  Our Board of Directors reviewed and discussed the proposed terms of the transaction on May 14, 2008.  Following deliberations, on May 14, 2008, our Board of Directors unanimously, with Darrell Dubroc and Tim Collins recusing themselves from the vote, approved a Letter of Intent with CEH and authorized management to negotiate and execute a definitive purchase agreement and other related documents, including the Settlement Agreement, and resolved to recommend that our stockholders vote to approve such transactions.   We executed the term sheet on May 16, 2008.  On June 13, 2008 we executed definitive agreements with CEH.

Purchase Price

CEH has agreed to deliver a cash amount of $1,000 in consideration for the Membership Interests. Upon completion of the Sale, our liabilities related to the biodiesel business and certain other liabilities will be assumed by CEH or otherwise released.

Nature of Our Business After the Sale

Upon closing of the Sale, we will have eliminated all of our secured debt and a significant amount of our outstanding liabilities. Although we will no longer have operations on the closing date, we will continue as a publicly-traded corporation and will have several non-operating assets, including our remaining cash, our $1 million equity investment in CPC, and our claims on the remaining assets in the escrow account arising out of our original acquisition of Vanguard.

Reasons for the Transaction

In reaching its determination to proceed with the Sale, and to recommend to our stockholders the approval of the Sale, our Board of Directors consulted with management, as well as financial and legal advisors, and considered various material factors, which are discussed below. Our Board of Directors did not consider it practical to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. Furthermore, individual directors may have given different weight to different considerations. Our Board of Directors considered these factors as a whole, and overall considered the relevant factors to be favorable to, and in support of, its determinations and recommendations. Among the material factors considered by our Board of Directors were the following:

•
Difficult conditions in the biodiesel industry – the price of our primary input, soybean oil, has increased approximately 160% since we acquired the biodiesel plant.  As a result, during the fourth quarter of 2007, we ceased producing biodiesel due to recurring negative gross margins.  We have not produced any material amount of biodiesel since then.

•
Distressed financial condition of Allegro – without any material revenue or other source of income since the fourth quarter of 2007, we have been aggressively cutting costs.  However, this restructuring has not been enough to stabilize our financial situation.  On December 31, 2007 we were in default of our working capital covenant under our credit agreement with our secured lender First South.  We were able to negotiate a waiver through September 1, 2008 premised on the active pursuit of finding a new investor or buyer of the Company.  Without new capital we would not be able to continue operations and, as a precaution, have been considering the option of filing a petition for relief under Chapter 7 of the Bankruptcy Code.

•
Extensive marketing and search for alternative strategic transactions – The management team and Board of Directors have been actively seeking a wide range of strategic alternatives since the fourth quarter of 2007.  To date, we have spoken with over 45 potential investors or intermediaries.  >From this process, no other qualified investor or more attractive alternative emerged.

•
Preservation of value for our creditors and stockholders – First South supports this transaction and has agreed to release Allegro from its Continuing Guaranty in exchange for CEH assuming the debt.  The Sale will also eliminate substantially all of the liabilities related to the biodiesel business.  Certain employees of Allegro and Vanguard have also agreed to release us from accrued compensation that they have accumulated since our Company-wide expense reduction plan was enacted on October 15, 2007.  Also, certain employees of Allegro will release the Company from any and all of its obligations under their employment agreements. We will use the proceeds from this transaction and from the claims against the escrow account arising out of our original acquisition of Vanguard to pay our remaining liabilities.  We will continue as a viable public corporation with non-operating assets, thereby preserving some value for our stockholders.

Our Board of Directors also considered a number of disadvantages or risks relating to the Sale, including the risk that the proposed Sale would not be consummated. Our Board of Directors believes that these risks were outweighed by the potential benefits to be realized from the proposed Sale.

The foregoing discussion of the information and factors considered by our Board of Directors is not intended to be exhaustive, but is believed to include all material factors considered in approving the proposed Sale. For a discussion of the interests of management and our Board of Directors in the proposed Sale, see “Interests of Certain Persons in the Sale” below. The independent members of Allegro’s Board of Directors recognized such interests and determined that such interests neither supported nor detracted from the fairness of the Sale to our stockholders.

Description of the Assets to be Sold and Retained

Assets to be Sold

Subject to and upon the terms and conditions set forth in the Purchase Agreement, we have agreed to sell the Membership Interests in Vanguard to CEH.  Vanguard currently operates and owns substantially all of the properties, rights, interests and other tangible and intangible assets that relate in any material respect to our biodiesel business, including the production facility located in Pollock, Louisiana.

Assets to be Retained

We will retain certain non-operating assets, including the following:

•	all of our remaining cash, cash equivalents and bank accounts;

•	a $1 million equity investment in CPC. This equity investment in a private entity may potentially be illiquid; and

•
claims on the remaining assets in the escrow account (see “Description of Agreement to Settle Claims”), which contains approximately $1.7 million in cash and 1.1 million shares of our Common Stock as of June 30, 2008.

Description of Liabilities to be Assumed by CEH or Released in Connection with the Sale

In connection with the Sale, (i) CEH will assume approximately $2.9 million in senior secured debt; (ii) CEH will assume approximately $400,000 in trade payables; (iii) CEH will assume obligations of Allegro and/or Vanguard under existing employment agreements with employees of Allegro and of Vanguard; (iv) CEH will assume the accrued compensation for certain Allegro employees that has accumulated since our Company-wide expense reduction plan, which was enacted on October 15, 2007 and (v) CEH and the members of CEH have agreed to indemnify us for 50% of any judgment, settlement or other resolution of the claims made against Allegro or Vanguard in a pending lawsuit filed by a former employee (collectively the “Vanguard Liabilities” ), the latter of which is detailed under “Legal Proceedings” below.

Upon completion of the Sale, First South has agreed to release us from our obligations under the Continuing Guaranty.  Pursuant to the terms of the Purchase Agreement, CEH is required to deliver to us resignations from and a general release of all claims by certain employees of Allegro, and CEH will assume our obligations under certain employment agreements.  We will not retain any employment contracts related to production and management employees of the biodiesel plant whether the agreements are with Vanguard or Allegro.

We will not retain any liabilities related to our existing biodiesel business except $25,654 related to an Internal Revenue Service liability and our potential exposure in a pending lawsuit filed against us by a former employee (see “Legal Proceedings”).  CEH has agreed to indemnify us for 50% of any claims in such lawsuit.  On July 16, 2008 the employee in question filed a motion to dismiss the lawsuit in its entirety.

Description of Agreement to Settle Claims

On June 13, 2008, we entered into an Agreement to Settle Claims (the “Settlement Agreement”) with the former members of Vanguard who sold their interests in Vanguard to us in September 2006 (the “Former Vanguard Members”), including Darrell Dubroc, our President, Chief Operating Officer, and Director, and Tim Collins, our Executive Vice President of Business Development and Director, who together hold 11,110,000 shares of our common stock and 50% of the membership interests of CEH. The Settlement Agreement relates to certain demands for indemnification we have made under the Contribution Agreement we entered into with the Former Vanguard Members on September 20, 2006 (the “Contribution Agreement”).  The form of this Settlement Agreement is attached as Annex B hereto.

On November 13, 2007, we notified the Former Vanguard Members of our demand for indemnification under the Contribution Agreement, and of our claim upon the escrow deposit under the Escrow Agreement we entered into with them on September 20, 2006 (the “Escrow Account”). In our letter, we alleged that the Former Vanguard Members made certain misrepresentations with respect to the closing balance sheet of Vanguard, dated September 15, 2006, namely overstating inventory assets and understanding current liabilities. The total amount of this claim is approximately $1.23 million. Under the terms of the relevant agreements, we have demanded that the escrow agent release to us $905,993 in cash and 619,003 shares of our common stock from the Escrow Account.

On February 22, 2008, we notified the Former Vanguard Members of an additional demand for indemnification under the Contribution Agreement, and of our further claim upon the Escrow Account. In our second letter we alleged that the Former Vanguard Members made certain misrepresentations with respect to certain IRS tax penalties. The total amount of this additional claim is $47,448. Under the terms of the relevant agreements, we have demanded that the escrow agent release to us $47,448 of cash from the Escrow Account.  On May 23, 2008, we received a payment from the Escrow Account for the above mentioned amount in full satisfaction of this claim.

On March 18, 2008, we notified the Former Vanguard Members of a third demand for indemnification under the Contribution Agreement, and of our further claim upon the Escrow Account. In our third letter we alleged that the Former Vanguard Members made certain misrepresentations with respect to the Vanguard biodiesel plant and certain liabilities relating to the disposal of glycerin produced at such plant. The total amount of this claim is $972,525. Under the terms of the relevant agreements, we have demanded that the escrow agent release to us $782,436 of cash and 491,139 shares of our common stock from the Escrow Account.

The Former Vanguard Members have disputed each of the demands we have made for indemnification other than the above mentioned IRS tax liability claim.  The Settlement Agreement provides that, upon the mailing of this Information Statement to our stockholders, a mutual release of cash and shares of our common stock from the Escrow Account to us and to the Former Vanguard Members will be made in the amounts of $151,628 and 124,961 shares and $201,129 and 126,250 shares, respectively. After these disbursements, there will be approximately $1.3 million in cash and 859,789 shares of our common stock remaining in the Escrow Account. In accordance with the terms of the Settlement Agreement,  if we and the Former Vanguard Members have not reached a settlement of the remaining claims by August 15, 2008, then a binding arbitration will take place during October 2008.

Representations and Warranties

Under the terms of the Purchase Agreement, we made certain customary representations and warranties to CEH, including representations and warranties related to:

•	our valid corporate existence, authorization and organization;

•	the absence of conflicts to consummate the Sale;

•	the consents required in connection with the consummation of the Sale;

•	the absence of any violation of any law or contract provision or potential acceleration of any of our indebtedness; and

•	our ownership of 100% of the membership interests in Vanguard.

Under the terms of the Purchase Agreement, CEH has made certain customary representations and warranties to us, including representations and warranties related to:

•	its valid limited liability company existence, authorization and organization;

•	the absence of conflicts to consummate the Sale;

•	the consents which must be obtained to consummate the Sale; and

•	the absence of any violation of any law or contract provision or potential acceleration of any of its indebtedness.

Covenants

Under the terms of the Purchase Agreement, we and CEH have agreed to customary covenants, including the following:

•	we and CEH will take all action required to fulfill our respective obligation and will use commercially reasonable efforts to facilitate the consummation of the Sale;

•	we and CEH will each use our respective commercially reasonable efforts to obtain all required consents and approvals and make all filings, applications, or reports required to consummate the Sale;

•	we will prepare this Information Statement and obtain stockholder approval of the Purchase Agreement, unless to do so would be deemed inconsistent with the fiduciary duties of our Board of Directors;

•
we shall assign the employment agreements and related obligations, and CEH shall assume the employment agreements and related obligations, and CEH shall deliver to us resignation letters from certain employees;

•
if available under our existing directors’ and officers’ liability insurance coverage, we will offer to make a tail insurance policy available to the employees that will be released, at the employee’s expense; and

•	CEH will pay all of our costs and expenses related to our employees and may, at its discretion, fund the other ordinary and necessary expenses relating to the operating of our biodiesel business.

Indemnification Provisions

We have agreed to indemnify CEH, its affiliates and their respective officers, directors and other representatives, from and against any and all damages incurred or suffered by any of them, relating to or arising out of or in connection with any breach of or inaccuracy in any representation or warranty we made, or any breach of or failure by us to satisfy any covenant or obligation, in each case under the Purchase Agreement and certain related agreements.

CEH and its members have agreed to indemnify us, our affiliates and their respective officers, directors and other representatives, from and against any and all damages incurred or suffered by any of them, relating to or arising out of or in connection with any breach of or inaccuracy in any representation or warranty CEH made, or any breach of or failure by CEH to satisfy any covenant or obligation, in each case under the Purchase Agreement and certain related agreements.  CEH has also agreed to indemnify us for its failure to satisfy the costs and expenses related to our employees or for its failure to satisfy fifty percent of any judgment, settlement or other resolution of a claim against us or Vanguard made by a former employee of Vanguard who claims he was terminated by Vanguard and Allegro in breach of his employment agreement.  See “Legal Proceedings.”  On July 16, 2008 the employee in question filed a motion to dismiss the lawsuit in its entirety.

Conditions to Completion of the Sale

Our obligation to consummate the Sale is subject to the prior satisfaction, or waiver of the conditions set forth below:

•	the representations and warranties of CEH in the Purchase Agreement must be true and correct as of the closing date of the Sale;

•	CEH shall have performed and complied with all of its covenants, obligations and agreements contained in the Purchase Agreement;

•	we shall have received all of the agreements and documents required to be delivered to us at closing; and

•	there shall not be any action or proceeding by any governmental authority or other person restraining or prohibiting the consummation of the Sale.

CEH’s obligation to consummate the Sale is subject to the prior satisfaction, or waiver of the conditions set forth below:

•	our representations and warranties in the Purchase Agreement must be true and correct as of the closing date of the Sale;

•	we shall have performed and complied with all of our covenants, obligations and agreements contained in the Purchase Agreement;

•	we shall have made or obtained all consents and approvals required for the consummation of the Sale;

•	CEH shall have received all of the agreements and documents required to be delivered to it at closing;

•	there shall not be any action or proceeding by any governmental authority or other person restraining or prohibiting the consummation of the Sale; and

•	we shall have paid to the Internal Revenue Service not less than $25,654 towards the outstanding income taxes payable by Vanguard.

Termination of the Purchase Agreement

The Purchase Agreement may be terminated at any time prior to the closing (whether before or after stockholder approval) upon any of the following circumstances:

•	by mutual written consent of us and CEH;

•	by us if CEH fails to timely cure a material breach of any of its representations, warranties, covenants or agreements contained within the Purchase Agreement;

•	by CEH if we fail to timely cure a material breach of any of our representations, warranties, covenants or agreements contained within the Purchase Agreement;

•
by us or CEH if the closing of the asset purchase does not occur by September 30, 2008, other than as a result of a failure by the party proposing to terminate the Purchase Agreement to perform any of its obligations; or

•
by us if, prior to mailing this Information Statement to our stockholders, we receive a written proposal to purchase the membership interests or substantially all of the assets of Vanguard from a third party, which our Board of Directors deems a superior proposal, and we enter into a definitive agreement providing for the implementation of such proposal; provided that prior to or simultaneously with the closing of the transaction with the third party, we reimburse CEH for its expenses incurred in connection with the transactions contemplated by the Purchase Agreement, which shall not exceed the sum of: (i) all Company Expenses funded by CEH (as defined in Section 5.6 of the Purchase Agreement); (ii) the lesser of (a) $25,000 and (b) all reasonable out-of-pocket fees and expenses incurred by CEH in connection with the transactions contemplated by the Purchase Agreement; and (iii) amounts paid to Allegro’s legal counsel.

Effect of Termination

If the Purchase Agreement is properly terminated, all obligations of the parties thereto shall terminate, except for certain indemnification obligations, and in the event of termination of the Purchase Agreement because we receive a more favorable written proposal to purchase the membership interests or substantially all of the assets of Vanguard from a third party, except for the payment by us to CEH of certain of CEH’s expenses incurred in connection with the transactions contemplated by the Purchase Agreement, which shall not sum of: (i) all Company Expenses funded by CEH (as defined in Section 5.6 of the Purchase Agreement); (ii) the lesser of (a) $25,000 and (b) all reasonable out-of-pocket fees and expenses incurred by CEH in connection with the transactions contemplated by the Purchase Agreement; and (iii) amounts paid to Allegro’s legal counsel.

Closing of the Sale

The Sale will not become effective until at least 20 calendar days following the date of mailing of this Information Statement to our stockholders.  After such 20 calendar day period, the closing of the Sale will take place two business days following the satisfaction or waiver by the appropriate party of all of the conditions to each party’s obligations to complete the Sale, which is anticipated to occur on or before September 30, 2008, unless extended to a later date in accordance with the terms of the Purchase Agreement.

Use of Proceeds

We will receive $1,000 cash proceeds from the Sale which will be used for general working capital purposes.

Interests of Certain Persons in the Sale

Certain of our directors and officers have interests in the Sale that are different from, and in addition to, the interests of our other stockholders.

Darrell Dubroc, our President, Chief Operating Officer and Director, and Tim Collins, our Executive Vice President of Business Development, and Director, together hold 11,110,000 shares of our common stock, and together hold 50% of the membership interests of CEH, the proposed purchaser of our existing biodiesel business.      To mitigate the effects of any conflicts of interest, the Sale and related transactions were reviewed and approved by the disinterested members of our Board of Directors (the “Disinterested Directors”).  The Disinterested Directors recognized the interests of Mr. Dubroc and Mr. Collins and determined that such interests neither supported nor detracted from the fairness of the Sale to our stockholders.  See “Information About the Sale of Substantially All of the Assets Related to our Existing Biodiesel Business – Reasons for the Transaction” above.

We have also entered into a Settlement Agreement with the Former Vanguard Members, which include Darrell Dubroc and Tim Collins.  The Settlement Agreement provides the terms on which the parties will settle certain claims we have made against the Escrow Account. See “Information About the Sale of Substantially All of the Assets Related to our Existing Biodiesel Business – Description of Agreement to Settle Claims.”

Pursuant to the Settlement Agreement we entered into with the Former Vanguard Members, upon the mailing of this Information Statement to our stockholders, a release of cash and shares of our common stock from the Escrow Account to the Former Vanguard Members will be made in the amounts of $201,129 and 126,250 shares.  Of the shares to be released to the Former Vanguard Members, Mr. Dubroc and Mr. Collins may be entitled to a maximum of 79,298 shares and 46,952 shares respectively.  Pending the outcome of outstanding claims against the Escrow Account, Mr. Dubroc and Mr. Collins may be entitled to receive additional shares of our common stock from the Escrow Account of up to 540,033 shares and 319,756 shares, respectively.

Our Chief Executive Officer and Chairman of the Board of Directors, Bruce Comer, is a principal of Ocean Park Advisors, LLC, or OPA.  OPA has a management services agreement in place with us and holds 5,144,497 shares of our Common Stock. See “Certain Relationships and Related Transactions.”

Under our Company-wide cost reduction plan that we enacted on October 15, 2007, both our independent Director, Jeff Lawton, and OPA agreed to defer part of their compensation.  Consequently, as of June 30, 2008, they have accrued approximately $6,000 and $256,000 in cash compensation, respectively.  See “Certain Relationships and Related Transactions.”

Reports, Opinions and Appraisals

No report, opinion or appraisal was obtained in connection with the proposed Sale.

Regulatory Approvals

We are not aware of any federal, state or local regulatory requirements that must be complied with or approvals that must be obtained prior to consummation of the Sale pursuant to the Purchase Agreement.

Dissenters’ Rights of Appraisal

Under Delaware corporate law and our charter, our stockholders will not be entitled to dissenters’ rights of appraisal as a result of the Sale.

Past Contacts, Transactions or Negotiations

Other than (i) the description of the contacts and negotiations in “Information About the Sale of Substantially All of the Assets Related to our Existing Biodiesel Business – Interests of Certain Persons in the Sale,” and (ii) the Purchase Agreement and the agreements described in “Information About the Sale of Substantially All of the Assets Related to our Existing Biodiesel Business – Interests of Certain Persons in the Sale,” neither we nor our affiliates are party to any material past contacts, transactions, negotiations or contracts with CEH or any of its affiliates.

Certain United States Federal Income Tax Consequences of the Sale

The following are certain United States federal income tax consequences in connection with the Sale. This summary is based upon the provisions of the Internal Revenue Code the (“Code”), applicable current and proposed United States Treasury Regulations, judicial authorities and administrative rulings and practice, all as in effect as of the date of this Information Statement and all of which are subject to change, possibly on a retroactive basis.  We anticipate that the holders of our Common Stock and Series A Preferred should not recognize gain or loss for United States federal income tax purposes in connection with the sale of the Membership Interests of Vanguard

Voting Agreement

Pursuant to voting agreements signed as of June 30, 2008, certain holders of our Common Stock and Series A Preferred, who collectively beneficially own securities with the voting power equivalent to that of 48,711,266 common shares (or approximately 73.2% of the voting power of our capital stock), entered into voting agreements pursuant to which they each agreed to vote their shares in favor of the Sale.  The forms of these voting agreements are attached as Annexes C and D hereto.

Stockholder Vote Required

Approval of the sale of our existing biodiesel business requires the affirmative vote of a majority of the voting power of our Common Stock and Series A Convertible Preferred Stock entitled to vote thereon.  On July 17, 2008, stockholders holding the voting power equivalent to that of 43,587,617 million common shares (or approximately 66.8% of the voting power of our capital stock, which includes Monarch Pointe Fund, Ltd., Asset Managers International, Ltd., Pentagon Dollar Satellite Fund, Ltd., Darrell Dubroc, Tim Collins and Ocean Park Advisors, LLC) executed a written consent in lieu of a stockholders meeting approving the Sale.

Unaudited Pro Forma Consolidated Financial Data

The following unaudited pro forma consolidated financial data gives effect to the Sale. The unaudited pro forma consolidated balance sheet as of March 31, 2008 and as of December 31, 2007 have been prepared assuming the Sale occurred as of the beginning of each respective period. The unaudited pro forma consolidated statements of operations for the three months ended March 31, 2008 and the year ended December 31, 2007 have been prepared assuming that the Sale occurred the beginning of each respective period.   The unaudited pro forma consolidated financial data is presented for informational purposes only and is not necessarily indicative of the results of future operations of our Company or the actual results of operations that would have occurred had the Sale been consummated as of the dates indicated above.

The unaudited pro forma consolidated financial data should be read in conjunction with the related notes in this Information Statement, our audited financial statements as of and for the period ended December 31, 2007 contained in our Annual Report on Form 10-K for the year ended December 31, 2007, and our unaudited financial statements contained in our Quarterly Report on Form 10-Q for the three months ended March 31, 2008.

THE PRO FORMA INFORMATION PRESENTED IS NOT NECESSARILY INDICATIVE OF THAT WHICH WOULD HAVE BEEN ATTAINED HAD THE SALE OCCURRED AT AN EARLIER DATE.

Allegro Biodiesel Corporation
Pro Forma Condensed Combined Balance Sheet
March 31, 2008
(Unaudited)

	March 31, 2008	Pro Forma Adjustments	Pro Forma, As Adjusted
	(As Reported)	(A)
Assets
Current assets:
Cash and cash equivalents	$376,527	$(34,462)	$342,065
Accounts receivable, net	11,340	(4,510)	6,830
Inventory	120,680	(120,680)	-
Note receivable	250,000	-	250,000
Other current assets	107,502	(27,284)	80,218
Total current assets	866,049	(186,936)	679,113

Property and equipment, net	2,872,379	(2,872,379)	-
Investments	1,000,000	-	1,000,000
Other	25,896	-	25,896
Total assets	$4,764,324	$(3,059,315)	$1,705,009

Liabilities and Shareholders' Equity (Deficit)
Current liabilities:
Line of credit and notes payable, net	$2,872,379	$(2,872,379)	$-
Accounts payable	726,453	(454,508)	271,945
Accrued expenses	4,048,751	(178,051)	3,870,700
Due to Ocean Park Advisors, LLC.	166,452	-	166,452
Total current liabilities	7,814,035	(3,504,938)	4,309,097

Shareholders' equity (deficit):
Convertible preferred stock, $0.01 par value	289,374	-	289,374
Common stock, $0.01 par value	245,961	-	245,961
Additional paid-in capital	317,033,269	-	317,033,269
Accumulated deficit	(320,618,315)	445,623	(320,172,692)
Total shareholders' equity (deficit)	(3,049,711)	445,623	(2,604,088)
Total liabilities & shareholders' equity (deficit)	$4,764,324	$(3,059,315)	$1,705,009

(A) To reflect the sale of the assets and liabilities of Vanguard Synfuels, LLC for $1,000 as of the beginning of the respective period presented.  The pro forma adjustments reflect the carrying value of the assets and liabilities as of the respective reporting period.

Allegro Biodiesel Corporation
Pro Forma Condensed Combined Balance Sheet
December 31, 2007
(Unaudited)

	December 31, 2007	Pro Forma Adjustments	Pro Forms, As Adjusted
	(As Reported)	(A)
Assets
Current assets:
Cash and cash equivalents	$874,693	$(755,700)	$118,993
Accounts receivable, net	71,312	(66,475)	4,837
Inventory	130,621	(130,621)	-
Note receivable	500,000	-	500,000
Other current assets	152,658	(47,100)	105,558
Total current assets	1,729,284	(999,896)	729,388

Property and equipment, net	4,905,280	(4,905,280)	-
Intangible assets, net	3,395,250	(3,395,250)	-
Investments	1,000,000	-	1,000,000
Other	25,896	-	25,896
Total assets	$11,055,710	$(9,300,426)	$1,755,284

Liabilities and Shareholders' Equity (Deficit)
Current liabilities:
Line of credit and notes payable, net	$3,967,545	$(3,017,379)	$950,166
Accounts payable	793,102	(388,864)	404,238
Accrued expenses	3,584,688	(213,977)	3,370,711
Due to Ocean Park Advisors, LLC.	111,774	-	111,774
Total current liabilities	8,457,109	(3,620,220)	4,836,889

Shareholders' equity (deficit):
Convertible preferred stock, $0.01 par value	294,082	-	294,082
Common stock, $0.01 par value	223,311	-	223,311
Additional paid-in capital	315,864,997	-	315,864,997
Accumulated deficit	(313,783,789)	(5,680,206)	(319,463,995)
Total shareholders' equity (deficit)	2,598,601	(5,680,206)	(3,081,605)
Total liabilities & shareholders' equity (deficit)	$11,055,710	$(9,300,426)	$1,755,284

(A) To reflect the sale of the assets and liabilities of Vanguard Synfuels, LLC for $1,000 as of the beginning of the respective period presented.  The pro forma adjustments reflect the carrying value of the assets and liabilities as of the respective reporting period.

Allegro Biodiesel Corporation
Pro Forma Condensed Statement of Operations
For the Three Months Ended March 31, 2008
(Unaudited)

	Three Months Ended March 31, 2008
	As Reported	Pro Forma Adjustments (A)	Pro Forma, As Adjusted
Sales	$55,014	$(55,014)	$-
Cost of sales, net	75,239	(75,239)	-
Gross loss	(20,225)	20,225	-

Operating expenses:
Selling, general and administrative	809,514	(481,177)	328,337
Impairment charges	5,443,586	(5,443,586)	-
Total operating expenses	6,253,100	(5,924,763)	328,337
Operating loss	(6,273,325)	5,944,988	(328,337)

Interest expense	(124,217)	57,123	(67,094)
Interest income	8,538	-	8,538
Other, net	135,574	(134,579)	995
Loss before income taxes	(6,253,430)	5,867,532	(385,898)

Income tax benefit	-	-	-
Net loss	(6,253,430)	5,867,532	(385,898)
Dividends on preferred stock	(581,096)	-	(581,096)
Loss available to common shareholders	$(6,834,526)	$5,867,532	$(966,994)

Net loss per share, basic and diluted	$(0.29)		$(0.04)
Weighted average number of common shares used in per share calculations	23,433,434		23,433,434

(A) To reflect elimination of the results of operations in connection with the sale of the assets and liabilities of Vanguard Synfuels, LLC for $1,000 as of the beginning of the respective period presented.

Allegro Biodiesel Corporation
Pro Forma Condensed Statement of Operations
For the Year Ended December 31, 2007
(Unaudited)

	For the Year Ended December 31, 2007
	As Reported	Pro Forma Adjustments (A)	Pro Forma, As Adjusted
Sales	$7,402,700	$(7,402,700)	$-
Cost of sales, net	7,776,306	(7,776,306)	-
Gross loss	(373,606)	373,606	-

Operating expenses:
Selling, general and administrative	7,890,749	(2,459,755)	5,430,994
Amortization of intangible assets	905,400	(905,400)	-
Impairment charges	19,978,894	(19,978,894)	-
Total operating expenses	28,775,043	(23,344,049)	5,430,994
Operating loss	(29,148,649)	23,717,655	(5,430,994)

Interest expense	(348,265)	288,635	(59,630)
Interest income	67,186	(1)	67,185
Registration rights	(381,415)	-	(381,415)
Other, net	222,753	(221,753)	1,000
Loss before income taxes	(29,588,390)	23,784,536	(5,803,854)

Income tax benefit	-	-	-
Net loss	(29,588,390)	23,784,536	(5,803,854)
Dividends on preferred stock	(2,787,700)	-	(2,787,700)
Loss available to common shareholders	$(32,376,090)	$23,784,536	$(8,591,554)

Net loss per share, basic and diluted	$(1.58)		$(0.37)
Weighted average number of common shares used in per share calculations	20,546,898		23,433,434

(A) To reflect elimination of the results of operations in connection with the sale of the assets and liabilities of Vanguard Synfuels, LLC for $1,000 as of the beginning of the respective period presented.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the following: (i) each person who beneficially owns more than five percent of our voting securities, (ii) each of our executive officers and directors and (iii) all of our executive officers and directors as a group. Percentages are based on 29,044,740 shares of our common stock outstanding as of July 18, 2008.

	Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class
(2)	M.A.G. Capital, LLC	26,622,672	50.9%
(3)	Mercator Momentum Fund	2,497,057	7.9%
(4)	Mercator Momentum Fund III	4,802,539	14.2%
(5)	Monarch Pointe Fund Ltd.	17,909,176	41.1%
(6)	Ocean Park Advisors, LLC	5,144,497	17.7%
(7)	Asset Managers International Limited	9,953,715	26.1%
(8)	Erasmus Louisiana Growth Fund	2,967,841	9.3%
(9)	Pentagon Dollar Satellite Fund	3,046,013	9.5%
(10)	Dave Callaham	2,604,412	8.2%
(11)	Bruce Comer	6,654,947	21.8%
(12)	Darrell Dubroc	6,978,630	24.0%
(13)	Tim Collins	4,131,370	14.2%
(14)	Jeffrey Lawton	384,604	1.3%
(15)	All directors and executive officers as a group	18,113,427	58.6%

_____________
(1)
The percentage calculations are based on 29,044,740 shares of common stock that were outstanding as of July 18, 2008 plus the respective beneficial shares owned by each stockholder. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes voting power and/or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of July 18, 2008 (including shares issuable upon the conversion of our Series A and B Convertible Preferred Stock) are deemed outstanding for computing the number and the percentage of outstanding shares beneficially owned by the person holding such options but are not deemed outstanding for computing the percentage beneficially owned by any other person.

(2)
Consists of 1,413,900 shares of common stock that may be acquired upon the conversion of outstanding Series B Convertible Preferred Stock, as well as the securities held by Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP, Monarch Pointe Fund, Ltd., or Mercator Focus Fund, LP. David Firestone, as managing member of M.A.G. Capital, LLC, has voting and investment control over the shares owned by M.A.G. Capital, LLC and the foregoing Funds described in this table. See Notes 3, 4, and 5. The documentation governing the terms of the Series B Convertible Preferred Stock contains provisions prohibiting any conversion of the Series B Convertible Preferred Stock that would result in M.A.G. Capital, LLC; Mercator Momentum Fund, LP; Mercator Momentum Fund III or Monarch Pointe Fund, Ltd. collectively owning beneficially more than 9.99% of the outstanding shares of our common stock as determined under Section 13(d) of the Securities Exchange Act of 1934.

(3)
Consists of 23,051 shares of common stock 1,766,688 shares of common stock that may be acquired upon the conversion of outstanding Series A Convertible Preferred Stock, and 707,318 shares of common stock that may be acquired upon exercise of the warrants with an exercise price of $1.14 and $1.33 per share. The documentation governing the terms of the Series A Convertible Preferred Stock contains provisions prohibiting any conversion of the Series A Convertible Preferred Stock that would result in M.A.G. Capital, LLC; Mercator Momentum Fund, LP; Mercator Momentum Fund III or Monarch Pointe Fund, Ltd. collectively owning beneficially more than 9.99% of the outstanding shares of our common stock as determined under Section 13(d) of the Securities Exchange Act of 1934.

(4)
Consists of 25,150 shares of common stock, 3,411,535 shares of common stock that may be acquired upon the conversion of outstanding Series A Convertible Preferred Stock and 1,365,854 shares of common stock that may be acquired upon exercise of the warrants with an exercise price of $1.14 and $1.33 per share. The documentation governing the terms of the Series A Convertible Preferred Stock contains provisions prohibiting any conversion of the Series A Convertible Preferred Stock that would result in M.A.G. Capital, LLC; Mercator Momentum Fund, LP; Mercator Momentum Fund III or Monarch Pointe Fund, Ltd. collectively owning beneficially more than 9.99% of the outstanding shares of our common stock as determined under Section 13(d) of the Securities Exchange Act of 1934.

(5)
Consists of 3,348,397 shares of common stock, 11,057,029 shares of common stock that may be acquired upon the conversion of outstanding Series A Convertible Preferred Stock and 3,503,751 shares of common stock that may be acquired upon exercise of the warrants with an exercise price of $1.14 and $1.33 per share. The documentation governing the terms of the Series A Convertible Preferred Stock contains provisions prohibiting any conversion of the Series A Convertible Preferred Stock that would result in M.A.G. Capital, LLC; Mercator Momentum Fund, LP; Mercator Momentum Fund III or Monarch Pointe Fund, Ltd. collectively owning beneficially more than 9.99% of the outstanding shares of our common stock as determined under Section 13(d) of the Securities Exchange Act of 1934.

(6)	Consists of 5,144,497 shares of common stock. Bruce Comer, as managing partner of Ocean Park Advisors LLC, has voting and investment control over the shares owned by it.

(7)
Consists of 815,675 shares of common stock and 9,138,040 shares of common stock that may be acquired upon the conversion of outstanding Series A Convertible Preferred Stock. Lewis Chester, as managing member of Asset Managers International Limited, has voting and investment control over the shares owned by it.

(8)
Consists of 2,967,841 shares of common stock that may be acquired upon the conversion of outstanding Series A Convertible Preferred Stock. Matthew O'Reilly, the managing partner of Erasmus Louisiana Growth Fund L.P., has voting and investment control over the shares owned by it.

(9)
Consists of 3,046,013 shares of common stock that may be acquired upon the conversion of outstanding Series A Convertible Preferred Stock. Lewis Chester, as managing member of Pentagon Dollar Satellite Fund, Ltd., has voting and investment control over the shares owned by it.

(10)	Consists of 2,604,412 shares of common stock that may be acquired upon the conversion of outstanding Series A Convertible Preferred Stock.

(11)
Includes shares underlying options to purchase 1,510,450 shares. Additionally, Mr. Comer is a principal of Ocean Park Advisors, LLC, and as such, may be deemed the beneficial owner of the securities held by Ocean Park Advisors, LLC. He disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(12)	Consists of 6,978,630 shares of common stock.

(13)	Consists of 4,131,370 shares of common stock.

(14)	Consists of options to purchase 348,480 common shares.

(15)
Includes shares beneficially owned by Darrell Dubroc, Tim Collins, Bruce Comer and Jeff Lawton, and including with respect to Mr. Comer, shares beneficially owned by Ocean Park Advisors. Mr. Comer disclaims beneficial ownership of the shares beneficially owned by Ocean Park Advisors except to the extent of his respective pecuniary interest therein.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On September 20, 2006, we entered into a management services agreement with Ocean Park Advisors, LLC (“OPA”). The management services agreement provided for an initial term of one year, after which time it could be terminated by either party upon thirty days' notice. Pursuant to the terms of the services agreement, we agreed that Mr. Bruce Comer will serve as our Chief Executive Officer and that OPA will have the right to appoint two directors to our Board. Other of OPA's professionals and consultants may also perform general and administrative functions for us. In consideration of the services provided by OPA, we initially agreed to pay OPA a monthly fee of $75,000 and a bonus of $400,000 contingent upon the performance of certain milestones. In addition, we granted stock options to OPA to purchase 2,069,109 shares of common stock (approximately 3% of the common shares outstanding on a fully-diluted basis), at an exercise price of $0.76 per share. The stock options were to vest fully at the later of 1) the date the quoted closing price for the Company's common stock reaches $1.33 per share or higher, and 2) the date the 2006 Incentive Compensation Plan and the requisite increase in the Company's authorized capital stock are approved by stockholders. On November 28, 2006, the stockholders at a special meeting of stockholders approved our 2006 Plan and the Reincorporation resulting in the requisite increase in authorized capital stock, and the OPA options became fully-vested on such date. The OPA options were originally granted with an expected life of five years; on December 26, 2006, they were amended and restated to provide that they will only be exercisable after January 1, 2008 and on or before December 31, 2008 (an expected life of 2.3 years from the date of grant), with provisions for acceleration in the event of a change in control of the Company.

On October 15, 2007, we amended our services agreement with OPA to provide that 50% of the monthly cash compensation payable to OPA for management fees and 100% of the bonus fees earned on or after such date will be deferred until a date to be determined by the Board of Directors. Additionally, the agreement was also amended as follows: the term of the agreement was extended to October 31, 2007; after October 31, 2007, the agreement continues on a month-to-month basis unless terminated by either party on seven days advance written notice; OPA's monthly compensation under the agreement was reduced from $75,000 to $60,000, effective as of October 15, 2007; aggregate potential bonus payments for the achievement of designated milestones under the agreement were reduced from $400,000 to $275,000; and certain of such milestones were deleted.

On September 20, 2006, we entered into an agreement with OPA, pursuant to which OPA agreed to convert its Series I Convertible Preferred Stock into common stock and to waive the anti-dilution rights associated with the Series I Convertible Preferred Stock. In consideration of converting such Series I Convertible Preferred Stock and waiving such anti-dilution rights, we issued warrants to OPA to purchase approximately 4.8 million shares of common stock at $0.76 per share. The OPA warrants would vest upon the later of (i) the date the Reincorporation becomes effective, or (ii) the date that the price of the Company's stock closes at higher than $0.76 per share for 50% of such warrants, and higher than $1.14 per share for the other 50% of such warrants. The two vesting conditions were satisfied and the OPA warrants were fully vested. On January 25, 2007, OPA elected to exercise the warrants in full pursuant to the terms thereof, in exchange for the issuance of an aggregate of 3,765,097 shares of our common stock.

On September 20, 2006, Asset Managers International Limited and Monarch Pointe Fund, Ltd. each received 815,675 shares of common stock upon the conversion of their Convertible Secured Promissory Notes dated December 6, 2005 in accordance with the terms of such promissory notes. In connection with the Acquisition, we issued to certain funds managed by M.A.G. Capital, LLC (“MAG”) 80,733 shares of common stock upon the cashless exercise of warrants to acquire 417,119 of our common shares held by such funds, based on the closing price of our common stock on September 19, 2006.

On September 20, 2006, in consideration for the assignment to us of certain rights to acquire Vanguard, we issued to MAG warrants (the “MAG Warrants”) to purchase 6,500,000 shares of common stock (approximately 10% of the common shares on a fully-diluted basis) upon closing of the Acquisition. Half of the MAG Warrants had an exercise price of $1.1381 per share, and the other half had an exercise price of $1.3278 per share. MAG also received a cash fee of $435,000 to cover certain due diligence and legal expenses it incurred in connection with the Acquisition. On November 13, 2007, we amended the exercise price of 923,077 of these warrants from $1.3278 to $0.65 per share. These amended warrants were exercised by MAG, resulting in gross proceeds of $600,000 to us.

We and certain of our stockholders entered into voting agreements, each dated as of September 20, 2006. The stockholders who entered into the voting agreements collectively beneficially owned securities with the voting power equivalent to that of 52 million common shares (or approximately 99% of the voting power of our capital stock) at that time, and agreed to vote their shares in favor of approving the Reincorporation and approving our 2006 Incentive Compensation Plan and the Amendment to the Company's 2006 Incentive Compensation Plan at our special meeting of stockholders held on November 28, 2006. Such proposals were approved by stockholders at the special meeting of stockholders on that date.

In connection with the sale of our Series J Convertible Preferred Stock, we entered into a Registration Rights Agreement, dated as of September 20, 2006, with certain related parties (including Monarch Pointe Fund, Ltd., Mercator Momentum Fund, L.P., Mercator Momentum Fund III, L.P., MAG and OPA). In addition, we previously granted registration rights to the holders of our Series H and Series I Convertible Preferred Stock.   On July 10, 2008 Amendment No. 1 to the Registration Rights Agreement (the “Amendment”) was executed to amend the maintenance of the effectiveness of the Registration Statement from a period of three years to one year.  The Amendment thereby terminates our obligation to maintain the effectiveness of the registration statement filed with the Securities and Exchange Commission in December 2006, which had related to the common stock underlying certain shares of the Series A Preferred, effective as of June 12, 2008.

On August 11, 2006, we granted Bruce Comer, our Chief Executive Officer, and Heng Chuk, our former Chief Financial Officer and Secretary options to purchase 180,622 and 86,698 shares of common stock, respectively, with an exercise price of $0.46 per share, or 110% of the fair value of the common stock on the date of grant, and vesting fully on December 1, 2006. Our independent director, Jeffrey Lawton and our former independent director, Paul Galleberg, were each awarded an option to purchase 36,124 shares of common stock, at an exercise price of $0.42 per share and vesting fully on September 13, 2006 and November 4, 2006, respectively (being six months after the appointment of each director). All stock options issued to the above individuals were originally set to expire on March 15, 2007; on March 14, 2007, we extended the expiration terms to December 31, 2007. The options were not exercisable until approval by our stockholders. On November 28, 2006, the stockholders approved the stock options at a special meeting of stockholders. These options were not exercised and expired on December 31, 2007.

On March 14, 2007, we entered into a services agreement with PV Asset Management, LLC (“PVAM”), a company controlled by Paul Galleberg, a member of the Board of Directors. Pursuant to the terms of that agreement, which was effective as of February 5, 2007, Mr. Galleberg performed management and consulting services for the Company. The original term of the agreement extended through August 3, 2007. Under the original terms of the agreement, PVAM received a base fee of $10,000 per month and was eligible to receive a bonus up to $75,000 upon the achievement of specified goals and stock option grants on each of April 5, 2007, June 5, 2007, and August 5, 2007 of 91,666 shares of common stock, provided that no such options would be granted until the eleventh day after the effectiveness of a registration statement filed by the Company under the Securities Act of 1933 after February 5, 2007. In August 2007, we amended the PVAM agreement to (i) extend it to October 15, 2007, (ii) increase the monthly fees payable to PVAM to $12,000, (iii) adjust the conditions that were to be met for the payment of bonus fees, (iv) defer the grant date of certain options that were to be granted to PVAM, and (v) grant replacement options to PVAM. The PVAM agreement expired on October 15, 2007, and was not renewed by us. On January 29, 2008, we granted 274,998 replacement options to PVAM with an exercise price of $0.35 per share. In October 2007, PVAM agreed to defer, upon the same terms and conditions agreed to by our officers and directors at that time for deferral of amounts due to them, certain fees due to PVAM under PVAM’s agreement with us; as of June 26, 2008 the amount of deferred fees payable to PVAM is $9,667.  As earlier disclosed, Mr. Galleberg voluntarily resigned from our Board of Directors effective April 11, 2008.

On February 13, 2008, we entered into a binding letter agreement (the “Port Asset Agreement”) with several individual investors (the “Investor Group”) for the funding of Port Asset Acquisition, LLC (“PAA”), an entity previously formed by us for the purpose of acquiring assets of the Port of Alexandria, a liquid fuel terminal located in Alexandria, Louisiana (the “Port Assets”).  Two of the investors of PAA are Darrell Dubroc, our President, Chief Operating Officer, and Director, and Tim Collins, our Executive Vice President of Business Development and Director. We granted them permission to participate in the transaction in exchange for their release of certain bonus rights in their employment agreements. In exchange for an investment of $1,000,000 into PAA the Investor Group received a 92.5% ownership interest in PAA and the Company retained a 7.5% ownership interest.  The Port Asset Agreement also granted both the Investor Group and the Company 90-day call options to purchase the equity interests of the counterparty.  The Port Asset Agreement also provided the Investor Group the option to purchase the Company’s equity interest in PAA for a purchase price ranging from $125,000 to $175,000 depending upon the time of exercise within the 90-day option period.  However, the Port Asset Agreement also provided that the Company’s call option maintains priority over the Investor Group’s call option and that the Investor Group’s call option would have expired if the Company had exercised its option first.  On March 25, 2008, the Investor Group exercised its call option resulting in the receipt of $125,000 in proceeds by the Company.  On May 13, 2008, the Company’s 90-day call option to purchase the equity interests of the Investor Group expired without being exercised.

MARKET PRICE OF AND DIVIDENDS ON OUR COMMON EQUITY AND OTHER STOCKHOLDER MATTERS

Market for our Common Stock

Our common stock is approved for quotation on the Over-the-Counter Bulletin Board under the trading symbol “ABDS”. The following table sets forth the high and low sales prices for our common stock for the periods noted, as reported by the National Daily Quotation Service and the Over-The-Counter Bulletin Board. Quotations reflect inter-dealer prices, without retail mark-up, markdown or commission and may not represent actual transactions.

Quarter Ended	High Bid	Low Bid
March 31, 2006	$18.00	$5.00
June 30, 2006	14.00	7.00
September 30, 2006	10.00	3.00
December 31, 2006	5.25	2.25
March 31, 2007	6.20	3.00
June 30, 2007	8.50	1.01
September 30, 2007	2.10	0.55
December 31, 2007	0.85	0.21
March 31, 2008	0.50	0.07
June 30, 2008	0.23	0.06
September 30, 2008 (through July 18, 2008)	0.10	0.03

The bid prices in the table above are based solely on historical data and are not intended to forecast the possible future performance of our common stock.

There is a very limited public market for our common stock. As of July 18, 2008, there were 29,044,740 common shares issued and outstanding, and there were approximately 335 holders of record of our common stock.

No dividends have been paid on our common stock and we do not anticipate paying dividends in the foreseeable future.

Legal Proceedings

John T. McDaniel v. Vanguard Synfuels and Allegro Biodiesel Corporation, Civil Suit No. 19029, Thirty Fifth Judicial District Court of the Parish of Baton Rouge, Louisiana.

Vanguard Synfuels, LLC and Allegro were sued by a former employee of Vanguard who claims he was terminated by Vanguard and Allegro in breach of his employment agreement. He is seeking an unspecified amount of damages plus court costs and interest. Recently, the Court denied the former employee’s motion for summary judgment. On July 16, 2008 the employee in question  filed a motion to dismiss the lawsuit in its entirety.

Indemnification Claims

On November 13, 2007, we notified the Former Vanguard Members of our demand for indemnification under the Contribution Agreement, and of our further claim upon the Escrow Account. In our letter, we alleged that the Former Vanguard Members made certain misrepresentations with respect to the closing balance sheet of Vanguard, dated September 15, 2006, namely overstating inventory assets and understanding current liabilities. The total amount of this claim is approximately $1.23 million, not all of which is payable in cash. Under the terms of the relevant agreements, we have demanded that the escrow agent release to us $905,993 in cash and 619,003 shares of our common stock from the Escrow Account.

On February 22, 2008, we notified the Former Vanguard Members of an additional demand for indemnification under the Contribution Agreement, and of our further claim upon the Escrow Account. In our second letter we alleged that the Former Vanguard Members made certain misrepresentations with respect to certain IRS tax penalties. The total amount of this additional claim is $47,448. Under the terms of the relevant agreements, we have demanded that the escrow agent release to us $47,448 of cash from the Escrow Account.  On May 23, 2008, we received a payment from the Escrow Account for the above mentioned amount in full satisfaction of this claim.

On March 18, 2008, we notified the Former Vanguard Members of a third demand for indemnification under the Contribution Agreement, and of our further claim upon the Escrow Account. In our third letter we alleged that the Former Vanguard Members made certain misrepresentations with respect to the Vanguard biodiesel plant and certain liabilities relating to the disposal of glycerin produced at such plant. The total amount of this claim is $972,525. Under the terms of the relevant agreements, we have demanded that the escrow agent release to us $782,436 of cash and 491,139 shares of our common stock from the Escrow Account.

The Former Vanguard Members have disputed each of the demands we have made for indemnification other than the above mentioned IRS tax liability claim.  We have entered into an Agreement to Settle Claims that relates to the indemnification claims. See “Information About the Sale of Substantially All of the Assets Related to our Existing Biodiesel Business – Description of Agreement to Settle Claims.”

Information Statement Costs

We will pay for the cost of preparing, assembling, printing and mailing this information statement to our stockholders.

Delivery of Information Statement to Security Holders Sharing an Address

Only one Information Statement is being delivered to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. We will deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered if you write to us at 6033 West Century Blvd., Suite 1090, Los Angeles, California 90045, or call us at (310) 670-2093. If you are sharing an address with another security holder and are receiving multiple copies of this Information Statement, and would prefer to receive a single copy, please write to us or call us at the address or phone number above.

Where You Can Find Additional Information

We file annually, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended. You may obtain copies of this information by mail from the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549, at prescribed rates. You may obtain information on the operation of the public reference rooms by calling the SEC at 1-800-SEC-0330. The SEC also maintains an internet website that contains reports, proxy statements and other information about issuers that file electronically with the SEC. The address of that website is www.sec.gov ..

Our Annual Report on Form 10-K for the year ended December 31, 2007 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, are incorporated herein by this reference.

By order of the Board of Directors,

/s/ W. Bruce Comer, III
W. Bruce Comer III
CEO and Chairman of the Board

Los Angeles, California
July 21, 2008

Annex A

INTEREST PURCHASE AGREEMENT

THIS INTEREST PURCHASE AGREEMENT is made as of June 13, 2008, by and among Allegro Biodiesel Corporation, a Delaware corporation (“Seller”), Consolidated Energy Holdings, LLC, a Louisiana limited liability company (“Purchaser”), and, solely for purposes of Article X and Article XI, the Members of Purchaser listed on the signature pages hereof (the “Members”) and, solely for purposes of Section 5.8.  Certain capitalized terms used herein are defined in Article I.

W I T N E S S E T H:

WHEREAS, Seller owns 100% of the membership interests (the “Membership Interests”) of Vanguard Synfuels, L.L.C., a Louisiana limited liability company (the “Company”); and

WHEREAS, Seller desires to sell and Purchaser desires to purchase from Seller all of the Membership Interests, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, agreements and warranties herein contained, the parties agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions.  The following terms have the corresponding meanings for the purposes of this Agreement:

“Assignment and Assumption Agreement” has the meaning provided in Section 8.2(b).

 “Agreement” means this Interest Purchase Agreement, including all exhibits and schedules hereto, as it may be amended from time to time in accordance with its terms.

“Business Day” means any day of the year other than (i) any Saturday or Sunday or (ii) any other day on which banks located in Los Angeles, California or New Orleans, Louisiana, generally are closed for business.

“Cash Amount” has the meaning provided in Section 2.2.

“Closing” means the consummation of the transactions contemplated herein in accordance with Article VIII.

“Closing Date” means the date on which the Closing occurs.

“Company” has the meaning provided in the Recitals.

“Company Expenses” has the meaning provided in Section 5.6.

“Disinterested Director” shall mean a member of Seller’s board of directors who is not an affiliate or representative of Purchaser.

Annex A - 1

“Employees” has the meaning provided in Section 5.5.

“Employee Liabilities” has the meaning provided in Section 5.5.

“Employee Releases” has the meaning provided in Section 5.5.

“Employee Resignation Letters” has the meaning provided in Section 5.5.

“Escrow Agent” has the meaning provided in Section 5.8.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“First South” means First South Farm Credit, ACA.

“Governmental Authority” means the government of the United States or any foreign country or any state or political subdivision thereof and any entity, body or authority exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government.

“Guaranty” means the Continuing Guaranty dated September 30, 2006, by Seller in favor of First South.

“Information Statement” has the meaning provided in Section 5.3(a).

“Law” means any law, statute, regulation, ordinance, rule, order, decree, judgment, consent decree, settlement agreement or governmental requirement enacted, promulgated, entered into, agreed or imposed by any Governmental Authority.

“Lien” means any mortgage, lien (except for any lien for taxes not yet due and payable), charge, restriction, pledge, security interest, option, lease or sublease, claim, right of any third party, easement, encroachment or encumbrance; provided that “Lien” shall exclude any mechanic’s lien, materialman’s lien or similar liens of vendors or service providers to Seller or the Company.

“Loss” or “Losses” means any and all liabilities, losses, costs, claims, damages (excluding consequential and punitive damages, other than any such damages that arise out of a third party claim), penalties and expenses (including attorneys’ fees and expenses and costs of investigation and litigation).  In the event any of the foregoing are indemnifiable hereunder, the terms “Loss” and “Losses” shall include any and all attorneys’ fees and expenses and costs of investigation and litigation incurred by the Indemnified Person in enforcing such indemnity.

“Members” has the meaning provided in the Preamble.

“Person” means any individual, corporation, proprietorship, firm, partnership, limited partnership, trust, association or other entity or any Governmental Authority.

“Pre-Closing Period” has the meaning provided in Section 5.9.

“Proceeding” has the meaning provided in Section 10.4(a).

Annex A - 2

“Purchaser” has the meaning provided in the Preamble.

“Purchaser Transaction Expenses” shall mean the cash amount necessary to reimburse Purchaser for (i) all Company Expenses funded by Purchaser in accordance with Section 5.6, (ii) the lesser of (a) $25,000 and (b) all reasonable out-of-pocket fees and expenses incurred by Purchaser in connection with the transactions contemplated by this Agreement, whether such transactions are consummated or not, including but not limited to, reasonable attorney’s fees and expenses related to the negotiation and preparation of this Agreement and the Related Agreements, the Information Statement and the closing of the transactions contemplated hereby and thereby and (iii) amounts paid to Sidley Austin LLP or other legal counsel to Seller.

“Related Agreement” means any agreement or instrument that is or is to be entered into at the Closing or otherwise pursuant to this Agreement.  The Related Agreements executed by a specified Person shall be referred to as “such Person’s Related Agreements,” “its Related Agreements” or another similar expression.

“Required Consents” has the meaning provided in Section 3.3(a).

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Seller” has the meaning provided in the Preamble.

“Stockholder Approval” has the meaning provided in Section 3.2.

“Superior Proposal” shall mean any bona fide written proposal made by a third party to acquire the Membership Interests or substantially all of the assets of the Company, which a majority of the Disinterested Directors determines in its good faith judgment to be more favorable from a financial point of view to Seller’s stockholders than the consideration provided by Purchaser under this Agreement.  At a minimum, the Superior Proposal must include a release of Seller’s obligations under the Guaranty.

1.2 Interpretation.  The headings preceding the text of Articles and Sections included in this Agreement and the headings to Schedules attached to this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement.  The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively.  References to Articles, Sections, clauses, Exhibits or Schedules shall refer to those portions of this Agreement, and any references to a clause shall, unless otherwise identified, refer to the appropriate clause within the same Section in which such reference occurs.  The use of the terms “hereunder”, “hereof”, “hereto” and words of similar import shall refer to this Agreement as a whole and not to any particular Article, Section or clause of or Exhibit or Schedule to this Agreement.

Annex A - 3

ARTICLE II

PURCHASE AND SALE OF MEMBERSHIP INTERESTS

2.1 Purchase and Sale.  Subject to the terms and conditions of this Agreement, at the Closing Seller shall sell, transfer and deliver to Purchaser all of the Membership Interests, free and clear of all Liens, except for the Lien in favor of First South, if any, and Purchaser shall accept, acquire and take delivery of all of the Membership Interests and the other documents specified in Section 8.2.

2.2 Payment of Consideration.  On the Closing Date, in consideration for the purchase and sale of the Membership Interests to Purchaser, Purchaser shall (a) pay to Seller One Thousand United States Dollars ($1,000.00) (the “Cash Amount”) and (b) deliver to Seller the agreements and other documents specified in Section 8.3.  The Cash Amount shall be paid to Seller by means of a cash, check or wire transfer.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Purchaser, as of the date of this Agreement and as of the Closing Date (as if such representations and warranties were remade on the Closing Date), as follows:

3.1 Due Incorporation, etc.  Seller is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own, lease and operate its properties and to carry on its businesses as they are now being owned, leased, operated and conducted.  Seller is qualified to do business in the States of California and Louisiana.

3.2 Due Authorization.  Except for the authorization of the stockholders of Seller to the sale of the Membership Interests hereunder (the “Stockholder Approval”), Seller has full power and authority to enter into this Agreement and its Related Agreements and to consummate the transactions contemplated hereby and thereby.  The execution, delivery and performance by Seller of this Agreement and its Related Agreements have been duly and validly approved by Seller’s board of directors and, except for the Stockholder Approval, no other actions or proceedings on the part of Seller are necessary to authorize this Agreement, Seller’s Related Agreements and the transactions contemplated hereby and thereby.  Seller has duly and validly executed and delivered this Agreement and has duly and validly executed and delivered (or prior to or at the Closing will duly and validly execute and deliver) its Related Agreements.  This Agreement constitutes legal, valid and binding obligations of Seller and Seller’s Related Agreements upon execution and delivery by Seller will constitute legal, valid and binding obligations of Seller, in each case, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies.

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3.3 Consents and Approvals; No Conflicts, etc.

(a) Except for (i) the Stockholder Approval and (ii) the consent of First South of the sale of the Membership Interests, (iii) the release of the Guaranty by First South and (iv) the filing of the Information Statement by Seller and any other documents required to be filed by Seller under the Securities Act, the Exchange Act or state securities laws in connection with the transactions contemplated by this Agreement (the “Required Consents”), no consent, authorization or approval of, filing or registration with, or cooperation from, any Governmental Authority or any other Person not a party to this Agreement is necessary in connection with the execution, delivery and performance by Seller of this Agreement and the execution, delivery and performance by Seller of its Related Agreements or the consummation of the transactions contemplated hereby or thereby.

(b) Assuming the Required Consents have been obtained, the execution, delivery and performance by Seller of this Agreement and the execution, delivery and performance by Seller of its Related Agreements do not and will not (i) violate any Law applicable to Seller; (ii) violate or conflict with, result in a breach or termination of, constitute a default or give any third party any additional right (including a termination right) under, permit cancellation of, result in the creation of any Lien upon any of the assets or properties of Seller under, or result in or constitute a circumstance which, with or without notice or lapse of time or both, would constitute any of the foregoing under, any agreement to which Seller is a party; (iii) permit the acceleration of the maturity of any indebtedness of Seller; or (iv) violate or conflict with any provision of any of the Certificate of Incorporation or Bylaws of Seller.

3.4 Ownership of Membership Interests.

(a) Seller is the legal beneficial owners of 100% of the Membership Interests, free and clear of any and all Liens.

(b) Other than the Membership Interests, there are no membership interests, or other securities (whether or not such securities have voting rights) of the Company issued or outstanding or any subscriptions, options, warrants, calls, rights, convertible securities or other agreements or commitments of any character obligating Seller or the Company to issue, transfer or sell, or cause the issuance, transfer or sale of, any membership interests or other securities of the Company.

(c) Except for this Agreement and the Operating Agreement of the Company, there are no outstanding contractual obligations of Seller or the Company that relate to the purchase, sale, issuance, repurchase, redemption, acquisition, transfer, disposition, holding or voting of any membership interests or other securities of the Company or the management or operation of the Company.  Except for Seller’s rights as a holder of Membership Interests or as set forth in the employment agreements between Seller and each of Darrell Dubroc and Tim Collins, no Person has any right to participate in, or receive any payment based on any amount relating to, the revenue, income, value or net worth of the Company or any component or portion thereof, or any increase or decrease in any of the foregoing.

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(d) The instruments of transfer delivered by Seller to Purchaser at the Closing will be sufficient to transfer Seller’s entire interest, legal and beneficial, in the Membership Interests.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to Seller, as of the date of this Agreement and as of the Closing Date (as if such representations and warranties were remade on the Closing Date), as follows:

4.1 Due Organization, etc.  Purchaser is duly organized, validly existing and in good standing under the laws of the State of Louisiana, with all requisite limited liability company power and authority to own, lease and operate its properties and to carry on its businesses as they are now being owned, leased, operated and conducted.

4.2 Due Authorization.  Purchaser has full power and authority to enter into this Agreement and its Related Agreements and to consummate the transactions contemplated hereby and thereby.  The execution, delivery and performance by Purchaser of this Agreement and its Related Agreements have been duly and validly approved by Purchaser’s members and managers  and no other actions or proceedings on the part of Purchaser are necessary to authorize this Agreement, Purchaser’s Related Agreements and the transactions contemplated hereby and thereby.  Purchaser has duly and validly executed and delivered this Agreement and has duly and validly executed and delivered (or prior to or at the Closing will duly and validly execute and deliver) its Related Agreements.  This Agreement constitutes legal, valid and binding obligations of Purchaser and Purchaser’s Related Agreements upon execution and delivery by Purchaser will constitute legal, valid and binding obligations of Purchaser, in each case, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies.

4.3 Consents and Approvals; No Conflicts, etc.

(a) No consent, authorization or approval of, filing or registration with, or cooperation from, any Governmental Authority or any other Person not a party to this Agreement is necessary in connection with the execution, delivery and performance by Purchaser of this Agreement and the execution, delivery and performance by Purchaser of its Related Agreements or the consummation of the transactions contemplated hereby or thereby.

(b) The execution, delivery and performance by Purchaser of this Agreement and the execution, delivery and performance by Purchaser of its Related Agreements do not and will not (i) violate any Law applicable to Purchaser; (ii) violate or conflict with, result in a breach or termination of, constitute a default or give any third party any additional right (including a termination right) under, permit cancellation of, result in the creation of any Lien upon any of the assets or properties of Purchaser under, or result in or constitute a circumstance which, with or without notice or lapse of time or both, would constitute any of the foregoing under, any agreement to which Purchaser is a party; (iii) permit the acceleration of the maturity of any indebtedness of Purchaser; or (iv) violate or conflict with any provision of any of the Articles of Organization or Operating Agreement of Purchaser.

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ARTICLE V

COVENANTS OF THE PARTIES

Purchaser and Seller agree to perform each of the following covenants:

5.1 Implementing Agreement.  Subject to the terms and conditions hereof, Purchaser and Seller shall take all action required of it to fulfill its obligations under the terms of this Agreement and shall otherwise use its commercially reasonable efforts to facilitate the consummation of the transactions contemplated hereby.  Except as otherwise expressly permitted hereby, Purchaser and Seller each agree that it will not take any action which would have the effect of preventing or impairing its performance of its obligations under this Agreement.

5.2 Consents and Approvals.  Purchaser and Seller shall use their commercially reasonable efforts to obtain all consents, approvals, certificates and other documents required in connection with the performance by it of this Agreement and the consummation of the transactions contemplated hereby, including the Required Consents; provided that no contact will be made by either party with any third party to obtain any such consent or approval except in accordance with a plan previously agreed to by the other party.  Each of Purchaser and Seller shall make all filings, applications, statements and reports to all Governmental Authorities and other Persons that are required to be made prior to the Closing Date by or on behalf of Purchaser or Seller, respectively, or any of their respective affiliates pursuant to any applicable Law or agreement in connection with this Agreement and the transactions contemplated hereby, including expedited submission of all materials required by any Governmental Authority in connection with such filings.

5.3 Information Statement.

(a) Seller shall prepare and file with the SEC as soon as practicable a preliminary information statement on Schedule 14C (the “Information Statement”) relating to the sale of the Membership Interests.  The Information Statement shall comply as to form in all material respects with the applicable requirements of the Securities Act, and the Exchange Act and the respective rules and regulations thereunder.  Without limiting the foregoing, the Information Statement must include the information required by Rule 14f-1 under the Exchange Act.  Seller covenants, represents and warrants to Purchaser that the Information Statement, at the time filed with the SEC or other Governmental Authority, at the date mailed to Seller’s stockholders, and at the date of any written consent or meeting of Seller’s stockholders, will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing shall not apply to the extent that any such untrue statement of a material fact or omission to state a material fact was made by Seller in reliance upon and in conformity with written information concerning Purchaser or its affiliates furnished to Seller by Purchaser or any of its affiliates expressly for inclusion in the Information Statement.

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(b) Purchaser shall, and shall cause its members to, (i) cooperate in the preparation of the Information Statement and (ii) furnish to Seller all information concerning it required for use in the Information Statement or any other statement, filing, notice or application made by or on behalf of Seller to any third party and/or Governmental Authority in connection with the transactions contemplated by this Agreement.  Purchaser shall use commercially reasonable efforts to assist Seller to resolve all SEC comments with respect to the Information Statement as promptly as practicable after receipt thereof.  If Purchaser learns of any event that should be set forth in an amendment or supplement to the Information Statement, it will promptly inform Seller of such event.  Purchaser covenants, represents and warrants to Seller that none of the information regarding Purchaser or any of its members, or other information supplied in writing by Purchaser specifically for inclusion or incorporation by reference in the Information Statement or any amendment thereof or supplement thereto will, at the time filed with the SEC or other Governmental Authority, at the date mailed to Seller’s stockholders, and at the date of any written consent or meeting of Seller’s stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.  Purchaser covenants, represents and warrants to Seller that the Information Statement, insofar as it relates to information regarding Purchaser or any of its members, or other information supplied in writing by Purchaser for inclusion therein, will comply as to form and substance in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.  Purchaser and its members agree to provide to First South all information requested by First South as needed by First South.

(c) Seller shall provide Purchaser with a reasonable opportunity to review and comment on the Information Statement and any amendment or supplement to the Information Statement prior to filing such with the SEC and will provide Purchaser with a reasonable number of copies of all such filings made with the SEC.

(d) Seller shall, as promptly as practicable after receipt thereof, provide copies of any written comments received from the SEC with respect to the Information Statement to Purchaser and advise Purchaser of any oral comments with respect to the Information Statement received from the SEC.  Seller shall use commercially reasonable efforts to resolve all SEC comments with respect to the Information Statement as promptly as practicable after receipt thereof.  If, at any time prior to the Closing Date, any event with respect to Seller, the Company, Purchaser or any of their respective affiliates should occur that is required to be described in an amendment of, or a supplement to, the Information Statement, Seller shall describe such event, and such amendment shall be promptly filed with the SEC and, as required by Law, disseminated to stockholders of Seller.  Seller shall advise Purchaser, promptly after it receives notice thereof, of the time when the Information Statement has become effective or any supplement or amendment thereto has been filed, of the issuance of any stop order or any request by the SEC for an amendment or supplement of the Information Statement or for additional information.

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5.4 Action by Stockholders of Seller.  Subject to the fiduciary duties of Seller’s board of directors to Seller’s stockholders, including with respect to any Superior Proposal, Seller shall, through its Board of Directors, recommend to the stockholders of Seller the approval of the sale of the Membership Interests contemplated hereby and the adoption of this Agreement.  As soon as practicable after the Information Statement becomes effective under the Exchange Act, Seller shall duly call, give notice of, convene and hold a meeting of its stockholders or obtain one or more written consents of its stockholders for the purpose of approving the sale of the Membership Interests contemplated hereby, all in accordance with the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws of Seller.

5.5 Assignment and Assumption of Liabilities; Employee Resignations.  At the Closing, Seller shall assign and Purchaser shall assume (i) all of the existing employment agreements between Seller and each of Darrell Dubroc, Tim Collins and Jerome Whiddon, (ii) all accrued and future costs and expenses of Seller and the Company related to the employment of Darrell Dubroc, Tim Collins, Jerome Whiddon, Penny Welch, Bill R. Longino, Albert Murphy and Tim O’ Bannon (the “Employees”), including all salaries, bonuses, employee benefits (including health care benefits), reimbursable expenses and all withholding and other Taxes related thereto (such employment agreements, costs and expenses referred to in the foregoing clauses (i) and (ii), collectively the “Employee Liabilities”).  In addition, at the Closing, Purchaser shall deliver to Seller resignation letters of each of the Employees relating to all offices and directorships in the Seller in form and substance reasonably acceptable to Seller (the “Employee Resignation Letters”) and deliver to Seller general releases of all claims against Seller by each of the Employees (the “Employee Releases”).  Seller agrees that if Seller’s insurance policy covering Seller’s directors and officers offers a tail option, Seller shall make such option available to the Employees at the Employee’s expense.

5.6 Payment of Company Expenses.  Purchaser and Seller acknowledge that Seller intends to (but is not obligated to) cease funding any and all outstanding and future costs and expenses relating to the operations of the Company, including Seller’s office in Alexandria and that Purchaser has begun funding (but is not obligated to continue to fund) such operations.  Seller will cooperate reasonably with Purchaser to facilitate a process for Purchaser to fund the outstanding and future ordinary and necessary expenses directly on Seller’s behalf in order to allow Company to continue operations, if Purchaser chooses to do so, which shall be subject to Purchaser’s sole discretion.  Such expenses that are actually paid by Purchaser are referred to herein as “Company Expenses” and include, but are not limited to, the recurring expenses, costs and accounts payable detailed in Schedule 5.6, attached hereto.  Without limiting the foregoing, from and after the date hereof until the date that is five Business Days after Purchaser gives a written notice of termination to Seller of this Agreement in accordance with Section 9.1, Purchaser hereby agrees to pay all costs and expenses of Seller and the Company related to the employment of the Employees, including all salaries, bonuses, employee benefits (including health care benefits), reimbursable expenses and all withholding and other Taxes related thereto accrued by Seller and the Company from and after May 16, 2008.

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5.7 Legal Expense Deposit.  On the date hereof, Purchaser shall deliver to Sidley Austin LLP or Seller $25,000 in immediately available as a non-refundable deposit towards the payment of Seller’s legal expenses incurred in connection with the transactions contemplated by this Agreement.  Seller shall enter into a retainer agreement with Sidley Austin LLP that provides that, prior to the Closing, no part of such deposit may be used to pay any Sidley Austin LLP fees or expenses that do not relate to the transactions contemplated by this Agreement.

5.8 Joint Escrow Instructions.  On the date hereof, Seller and Purchaser shall execute joint escrow instructions in the form attached hereto as Exhibit A.  Such escrow instructions shall be held and delivered by Richard Matheny of the law firm Phelps Dunbar, LLP, as escrow agent for Seller and Purchaser under the Escrow Agreement for Escrowed Document in the form attached hereto as Exhibit B. Seller shall execute and Purchaser shall cause the Member Representative and Richard Matheny to execute such Escrow Agreement for Escrowed Document on the date hereof.

5.9 Cooperation with Accounting and SEC Matters.   From and after the Closing Date, Purchaser shall cooperate with Seller and its affiliates, upon Seller’s reasonable request, with respect to the preparation by Seller of financial statements and periodic reports to be filed with the SEC for all periods prior to and including the Closing Date (the “Pre-Closing Period”).  Without limiting the generality of the foregoing, Seller and Buyer each agree to furnish to the other such documents and other records relating to the Pre-Closing Period as they reasonably request for such purposes.  Any such request for documents or records shall be satisfied promptly.  Seller shall also be entitled to retain a copy of all accounting and legal records of the Company for the Pre-Closing Period.  If such records are not in Seller’s possession, then Purchaser shall make physical or electronic copies thereof and deliver the same to Purchaser no later than five Business Days after the Closing Date.

5.10 Tax Matters.  Seller shall be responsible for filing the final federal corporate Tax return of the Company for the period ending on December 31, 2007, and shall be responsible for filing all state income Tax returns of the Company attributable to all periods ending on or before December 31, 2007.  After the Closing Date, Purchaser and Seller shall (i) cooperate fully in preparing the tax returns referenced in the previous sentence, (ii) cooperate fully in preparing for any audits of, or disputes with taxing authorities regarding, any Tax returns of the Company for all periods ending on or before the Closing Date; (ii) make available to the other and to any taxing authority as reasonably requested all information, records and documents relating to Taxes of the Company with respect to any such taxable period; and (iii) furnish the other with copies of all correspondence received from any taxing authority in connection with any Tax audit or information request with respect to any such taxable period.  Any sales Tax, use Tax, asset transfer Tax, documentary stamp Tax or similar Tax attributable to the transfer of the Membership Interests to Purchaser shall be borne by Purchaser.

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ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER

The obligations of Seller under Article II of this Agreement are subject to the satisfaction or waiver by Seller of the following conditions precedent on or before the Closing Date:

6.1 Warranties True as of Both Present Date and Closing Date.  The representations and warranties of Purchaser contained herein and in its Related Agreements shall have been true, accurate and correct on and as of the date of this Agreement, and shall also be true, accurate and correct on and as of the Closing Date with the same force and effect as though made by Purchaser on and as of the Closing Date.

6.2 Compliance with Agreements and Covenants.  Purchaser shall have performed and complied with all of its covenants, obligations and agreements contained in this Agreement and in its Related Agreements to be performed and complied with by it on or prior to the Closing Date.

6.3 Consents and Approvals.  Seller shall have obtained or made all of the Required Consents.

6.4 Documents.  Seller shall have received all of the agreements, documents and items specified in Section 8.3.

6.5 Actions or Proceedings.  No action or proceeding by any Governmental Authority or other Person shall have been instituted or threatened which could enjoin, restrain or prohibit, or could result in substantial damages in respect of, any provision of this Agreement or the consummation of the transactions contemplated hereby.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER

The obligations of Purchaser under Article II of this Agreement are subject to the satisfaction or waiver by Purchaser of the following conditions precedent on or before the Closing Date:

7.1 Warranties True as of Both Present Date and Closing Date.  The representations and warranties of Seller contained herein shall have been true, accurate and correct on and as of the date of this Agreement, and shall also be true, accurate and correct on and as of the Closing Date with the same force and effect as though made by Seller on and as of the Closing Date.

7.2 Compliance with Agreements and Covenants.  Seller shall have performed and complied with all of its covenants, obligations and agreements contained in this Agreement and in its Related Agreements to be performed and complied with by it on or prior to the Closing Date.

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7.3 Documents.  Purchaser shall have received all of the agreements, documents and items specified in Section 8.2.

7.4 Actions or Proceedings.  No action or proceeding by any Governmental Authority or other Person shall have been instituted or threatened which could enjoin, restrain or prohibit, or could result in substantial damages in respect of, any provision of this Agreement or the consummation of the transactions contemplated hereby.

7.5 Payment of Taxes.  Seller shall have paid to the IRS not less than $25,653.51 towards the outstanding income taxes payable of the Company.

ARTICLE VIII

CLOSING

8.1 Closing.  The Closing shall take place at the offices of Sidley Austin LLP, at 555 West Fifth Street, 40th Floor, Los Angeles, California 90013, at 10:00 a.m. on the date that is two Business Days after the satisfaction or waiver of the conditions precedent set forth in Article VI and Article VII.  The Closing, and all transactions to occur at the Closing, shall be deemed to have taken place at, and shall be effective as of, the close of business on the Closing Date.

8.2 Deliveries by Seller.  At the Closing, in addition to any other documents or agreements required under this Agreement, Seller shall deliver to Purchaser the following:

(a) An instrument of transfer of all of the Membership Interests, which instruments shall be duly endorsed to Purchaser;

(b) An Assignment and Assumption Agreement relating to the Employee Liabilities between Seller and Purchaser in the form attached hereto as Exhibit C (the “Assignment and Assumption Agreement”), duly executed by Seller;

(c) A certificate dated the Closing Date of Seller certifying as to the compliance by Seller with Sections 7.1 and 7.2; and

(d) Voting Agreements, in the form similar to the attached Exhibit D, which have been signed by Seller’s shareholders who own in the aggregate at least a majority of the issued and outstanding stock of Seller.

8.3 Deliveries by Purchaser.  At the Closing, in addition to any other documents or agreements required under this Agreement, Purchaser shall deliver to Seller the following:

(a) The Cash Amount;

(b) The Assignment and Assumption Agreement, duly executed by Purchaser;

(c) The Employee Resignation Letters, executed by each Employee;

(d) The Employee Releases, executed by each Employee;

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(e) A release of the Guaranty, in form and substance reasonably satisfactory to Seller, duly executed by First South; and

(f) A certificate dated the Closing Date of Purchaser certifying as to the compliance by each Member with Sections 6.1 and 6.2.

ARTICLE IX

TERMINATION

9.1 Termination.  This Agreement may be terminated at any time on or prior to the Closing Date:

(a) With the mutual consent of the Purchaser and Seller;

(b) By Seller, if there shall have been a material breach of any covenant, representation or warranty of Purchaser hereunder or under its Related Agreements, and such breach shall not have been remedied within ten Business Days after receipt by the Purchaser of a notice in writing from Seller specifying the breach and requesting such be remedied;

(c) By Purchaser, if there shall have been a material breach of any covenant, representation or warranty of Seller hereunder or under its Related Agreements, and such breach shall not have been remedied within ten Business Days after receipt by Seller of notice in writing from Purchaser specifying the breach and requesting such be remedied;

(d) By Purchaser or Seller, if the Closing shall not have taken place on or before September 30, 2008; provided that the right to terminate this Agreement under this clause (d) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date; or

(e) By Seller prior to the mailing of the definitive Information Statement to Seller’s stockholders, if Seller’s Disinterested Directors, acting pursuant to their fiduciary duties, authorize Seller to, and Seller does enter into a definitive agreement providing for the implementation of a Superior Proposal; provided that, Seller shall prior to or simultaneously with the closing of the Superior Proposal pay to Purchaser the Purchaser Transaction Expenses.

In the event of any termination pursuant to this Section 9.1 (other than pursuant to clause (a)), written notice setting forth the reasons thereof shall forthwith be given by the terminating party to the other party.

9.2 Effect of Termination.  If this Agreement is terminated pursuant to Section 9.1, all obligations of the parties hereunder shall terminate, except (i) for the obligations set forth in Article X (but excluding therefrom Sections 10.3(c) and (d), which shall terminate if this Agreement is terminated),  and (ii) the obligation of Seller pursuant to Section 9.1(e) to pay to Purchaser the Purchaser Transaction Expenses.  In addition, no such termination shall relieve any party from liability for any prior breach of this Agreement.

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ARTICLE X

INDEMNIFICATION

10.1 Survival.  The representations and warranties of the parties hereto contained herein shall survive the Closing.

10.2 Indemnification by Seller.  Seller agrees to indemnify Purchaser against, and agrees to hold Purchaser harmless from, any and all Losses incurred or suffered by Purchaser relating to or arising out of or in connection with any of the following:

(a) any breach of or any inaccuracy in any representation or warranty made by Seller in this Agreement or any Related Agreement; and

(b) any breach of or failure Seller to perform any covenant or obligation of Seller set out or contemplated in this Agreement or any Related Agreement.

10.3 Indemnification by Purchaser and the Members.  Purchaser and the Members, jointly and severally, agree to indemnify Seller against, and agree to hold Seller harmless from, any and all Losses incurred or suffered by Seller relating to or arising out of or in connection with any of the following:

(a) any breach of or any inaccuracy in any representation or warranty made by Purchaser in this Agreement or any Related Agreement;

(b) any breach of or failure by Purchaser to perform any covenant or obligation of Purchaser set out or contemplated in this Agreement or any Related Agreement;

(c) the Employee Liabilities; and

(d) one-half (½) of a judgment, settlement or other resolution of the claims made by John T. McDaniel or his estate against Company and/or Seller, including those made in Civil Suit 19029 in the 35th Judicial District Court, Grant Parish, Louisiana and the related expenses.

10.4 Procedure for Indemnification--Third Party Claims.

(a) Promptly after receipt by an indemnified party under Section 10.2 or Section 10.3 of notice of the commencement of any action, suit or proceeding (a “Proceeding”) against it, such indemnified party shall, if a claim is to be made against an indemnifying party under such section, give notice to the indemnifying party of the commencement of such Proceeding, but the failure to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party.

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(b) If any Proceeding for which indemnity is available under this Article X is brought against an indemnified party and it gives notice to the indemnifying party of the commencement of such Proceeding, the indemnifying party will, unless the claim involves Taxes, be entitled to participate in such Proceeding and, to the extent that it wishes (unless (i) the indemnifying party is also a party to such Proceeding and the indemnified party determines in good faith that joint representation would be inappropriate, or (ii) the indemnifying party fails to provide reasonable assurance to the indemnified party of its financial capacity to defend such Proceeding and provide indemnification with respect to such Proceeding), to assume the defense of such Proceeding with counsel satisfactory to the indemnified party and, after notice from the indemnifying party to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party will not, as long as it diligently conducts such defense, be liable to the indemnified party under this Article X for any fees of other counsel or any other expenses with respect to the defense of such Proceeding, in each case subsequently incurred by the indemnified party in connection with the defense of such Proceeding, other than reasonable costs of investigation.  If the indemnifying party assumes the defense of a Proceeding, (i) it will be conclusively established for purposes of this Agreement that the claims made in that Proceeding are within the scope of and subject to indemnification under this Article X; (ii) no compromise or settlement of such claims may be effected by the indemnifying party without the indemnified party's consent unless (A) there is no finding or admission of any violation of Law or any violation of the rights of any Person and no effect on any other claims that may be made against the indemnified party, and (B) the sole relief provided is monetary damages that are paid in full by the indemnifying party; and (iii) the indemnified party will have no liability with respect to any compromise or settlement of such claims effected without its consent.  If notice is given to an indemnifying party of the commencement of any Proceeding and the indemnifying party does not, within ten days after the indemnified party's notice is given, give notice to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party will be bound by any determination made in such Proceeding or any compromise or settlement effected by the indemnified party.

(c) Notwithstanding the foregoing, if any party entitled to indemnification hereunder determines in good faith that there is a reasonable probability that an Proceeding may adversely affect it or its affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise, or settle such Proceeding, but the indemnifying party will not be bound by any determination of a Proceeding so defended or any compromise or settlement effected without its consent (which may not be unreasonably withheld, delayed or conditioned).

10.5 Procedure for Indemnification—Other Claims.  A claim for indemnification for any matter not involving a third-party claim may be asserted by notice to the party from whom indemnification is sought.

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10.6 Limitation on Indemnity Payments.  Seller’s aggregate liability under Section 10.2 for all claims for Losses incurred by Purchaser shall not in any event exceed the Cash Amount.

10.7 Quitclaim Transfer.  Purchaser and the Members acknowledge that, except as expressly set forth in this Agreement, neither Seller nor any of its representatives or affiliates makes or has made any representations or warranties, express or implied, in connection with the transactions contemplated by this agreement.  Without limiting the generality of the foregoing, (i) the Membership Interests and the assets, liabilities and business of the Company shall be transferred to Purchaser pursuant to this Agreement in their present condition, “AS IS”, with all faults, and without any warranty, express or implied and (ii) no patent or latent physical or other condition or defect in any of such assets or the business, whether or not now known or discovered, or the existence or occurrence of any obligation or liability, whether absolute, contingent, accrued or unaccrued, shall affect the rights of any party hereunder.  Purchaser acknowledges that (i) the biodiesel business of the Company is not currently operating due to the high cost of soybean oil and substitutes therefore that are used in the process of producing biodiesel and (ii) Seller does not anticipate that the Company’s biodiesel business can continue to operate as a going concern as a result thereof.  Purchaser’s representatives are familiar with all aspects of the business and operations of the Company, have served as officers of the Company and as officers and directors of Seller and have had primary responsibility for the ongoing operations of the Company since inception thereof.

10.8 Exclusive Remedy.  Following the Closing, the indemnification provisions set forth in this Agreement constitute the sole and exclusive recourse and remedy for monetary damages (whether through indemnification, contribution or otherwise) available to the parties hereto with respect to the breach of any representation, warranty or covenant contained in this Agreement, except in the case of fraud or intentional misrepresentations, in which case, the foregoing limitation shall not apply.

ARTICLE XI

MISCELLANEOUS

11.1 Expenses.  Except as set forth in this Agreement, each party hereto shall bear its own expenses with respect to the transactions contemplated hereby.

11.2 Amendment.  This Agreement may be amended, modified or supplemented but only in writing signed by Purchaser and Seller.

11.3 Notices.  Any notice, request, instruction or other document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given (a) when received if given in person or by courier or a courier service, (b) on the date of transmission if sent by facsimile with written confirmation of receipt, (c) when received if sent by a nationally recognized overnight delivery service, or (d) five Business Days after being deposited in the mail, certified or registered, postage prepaid:

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If to a Purchaser, addressed as follows.

Consolidated Energy Holdings, LLC
429 Murray Street
Suite #700
Alexandria, LA  71301
Attn : Dean Tyler
Telephone No.: (318) 442-8730
Facsimile No.: (318) 442-8981

with a copy to:

Phelps Dunbar LLP
City Plaza
445 North Boulevard, Suite 701
Baton Rouge , LA 70802
Attention:  Richard Matheny
Telephone No.: (225) 376-0210
Facsimile No.: (225) 381-9197

If to Seller, addressed as follows:

Allegro Biodiesel Corporation
6033 West Century Blvd., Suite 1090
Los Angeles, CA 90045
Attention: W. Bruce Comer III
Telephone No.:  (310) 670-2721
Facsimile No.:  (310) 670-4107

with a copy to:

Sidley Austin LLP
555 West Fifth Street, Suite 4000
Los Angeles, CA 90013
Attention:  Stephen D. Blevit, Esq.
Telephone No.:  (213) 896-6029
Facsimile No.:  (213) 896-6600

or to such other individual or address as a party hereto may designate for itself by notice given as herein provided.

11.4 Waivers.  The failure of a party hereto at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same.  No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

Annex A - 17

11.5 Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no assignment of any rights or obligations shall be made by either party hereto without the written consent of the other party hereto except that Purchaser may assign all of its rights and obligations hereunder to a wholly-owned subsidiary of Purchaser without Seller’s consent.

11.6 No Third Party Beneficiaries.  This Agreement is solely for the benefit of the parties hereto and, to the extent provided herein and no provision of this Agreement shall be deemed to confer upon third parties any remedy, claim, liability, reimbursement, cause of action or other right.

11.7 Publicity.  Prior to the Closing Date, except as required by Law or the rules of any stock exchange, no public announcement or other publicity regarding the transactions referred to herein shall be made by Seller or Purchaser or any of their respective officers, directors, employees, representatives or agents, without the prior written agreement of Purchaser and Seller, in any case, as to form, content, timing and manner of distribution or publication; provided that nothing in this Section 11.7 shall prevent such parties from discussing such transactions with those Persons whose approval, agreement or opinion, as the case may be, is required for consummation of any particular transaction or transactions.

11.8 Severability.  If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

11.9 Entire Understanding.  This Agreement and the Related Agreements set forth the entire agreement and understanding of the parties hereto in respect to the transactions contemplated hereby and supersede any and all prior agreements, arrangements and understandings among the parties relating to the subject matter hereof, including the letter of intent between Seller and Port Acquisition, LLC dated May 16, 2008.

11.10 Applicable Law.  This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California.

11.11 Jurisdiction of Disputes.  In the event any party to this Agreement commences any litigation, proceeding or other legal action in connection with or relating to this Agreement, any Related Agreement or any matters described or contemplated herein or therein, with respect to any of the matters described or contemplated herein or therein, the parties to this Agreement hereby (a) agree under all circumstances absolutely and irrevocably to institute any litigation, proceeding or other legal action in a court of competent jurisdiction located within the City of Los Angeles, California, whether a state or federal court; (b) agree that in the event of any such litigation, proceeding or action, such parties will consent and submit to personal jurisdiction in any such court described in clause (a) and to service of process upon them in accordance with the rules and statutes governing service of process (it being understood that nothing in this Section 11.11 shall be deemed to prevent any party from seeking to remove any action to a federal court in Los Angeles, California; (c) agree to waive to the fullest extent permitted by law any objection that they may now or hereafter have to the venue of any such litigation, proceeding or action in any such court or that any such litigation, proceeding or action was brought in an inconvenient forum; (d) designate, appoint and direct CT Corporation System as its authorized agent to receive on its behalf service of any and all process and documents in any legal proceeding in the State of California; (e) agree to notify the other parties to this Agreement immediately if such agent shall refuse to act, or be prevented from acting, as agent and, in such event, promptly to designate another agent in the City of Los Angeles, satisfactory to Purchaser and Seller, to serve in place of such agent and deliver to the other party written evidence of such substitute agent’s acceptance of such designation; (f) agree as an alternative method of service to service of process in any legal proceeding by mailing of copies thereof to such party at its address set forth in Section 11.3 for communications to such party; (g) agree that any service made as provided herein shall be effective and binding service in every respect; and (h) agree that nothing herein shall affect the rights of any party to effect service of process in any other manner permitted by law.

Annex A - 18

11.12 Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11.13 Facsimile or Email Signatures.  Any signature page delivered pursuant to this Agreement, any Related Agreement or any other document delivered pursuant hereto via facsimile or by email of pdf signature pages shall be binding to the same extent as an original signature.  Any party who delivers such a signature page agrees to later deliver an original counterpart to any party that requests it.

[signature page follows]

Annex A - 19

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

ALLEGRO BIODIESEL CORPORATION

By: /s/ W. Bruce Comer III

Name:  W. Bruce Comer, III
Title:  Chief Executive Officer

CONSOLIDATED ENERGY HOLDINGS, LLC

By:  /s/ Dean Tyler

Name:  Dean Tyler
Title:  Member authorized by the Manager

SOLELY FOR PURPOSES OF ARTICLE X AND ARTICLE XI:

/s/ Jimmy Carter

JIMMY CARTER

/s/ Glenn Davis

GLENN DAVIS

/s/ Travis Taylor

TRAVIS TAYLOR

/s/ Steve Templin

STEVE TEMPLIN

/s/ Dean Tyler

DEAN TYLER

/s/ Bill Wieger

BILL WIEGER

/s/ William Ingram

WILLIAM INGRAM

/s/ Darrell Dubroc

DARRELL DUBROC

/s/ Tim A. Collins

TIM A. COLLINS

Annex A - 20

Exhibit A

Allegro Biodiesel Corporation 6033 West Century Blvd., Suite 1090 Los Angeles, California 90045 Tel: (310) 670-2093 Fax: (310) 670-4107 www.allegrobiodiesel.com

June 13, 2008

Via Federal Express

Attention: Ronda Carson
JPMorgan Chase Bank, N.A.
Escrow Services
333 South Grand Avenue, 36th Floor
Los Angeles, CA 90065

Re:	Joint Escrow Instructions re Escrow Agreement (“Escrow Agreement”) by and among Diametrics Medical, Inc., the Members and JPMorgan Chase Bank, N.A. dated as of September 20, 2006

Ladies and Gentlemen:

Capitalized terms used herein without definition have the meaning ascribed thereto under the Escrow Agreement.  Allegro Biodiesel Corporation (fka Diametrics Medical, Inc., “Allegro”) has submitted to you various demands for release from the Escrow Deposit under the Escrow Agreement.  With the exception of the claim referenced in the May 16, 2008 joint escrow instructions of Allegro and the Member Representative, and as provided in the other June 13, 2008 joint escrow instructions, these claims have not yet been resolved by Allegro and the Member Representative.

Allegro and the Member Representative have entered into an Agreement to Settle Certain Claims dated as of the date hereof (the “Agreement”) in order to set forth procedures pursuant to which Allegro and the Member Representative will resolve the remaining outstanding claims by Allegro.  A copy of the Agreement is enclosed herewith.  The Agreement provides that the parties will first attempt to negotiate to reach an amicable resolution of all outstanding claims by Allegro.  If Allegro and the Member Representative are not able to resolve all such claims pursuant to such negotiations, the Agreement provides that Allegro and the Member Representative will submit such claims to binding arbitration in accordance with the procedures set forth in the Agreement.  Either Allegro or the Member Representative may advise you in writing as to the identity of the arbitrator for such arbitration.  At the conclusion of such binding arbitration the arbitrator will resolve all claims submitted to the arbitration, and will determine the amount of the Escrow Amount and the number of Escrow Shares to be released to Allegro, on the one hand, and the Members, on the other hand (the “Award”).  The Award shall be delivered to you by the arbitrator in writing.  Allegro and the Member Representative hereby direct you to release the Escrow Amount and the Escrow Shares in accordance with the Award, without any further action or instructions of Allegro or the Member Representative.

Annex A - 21

Allegro Biodiesel Corporation 6033 West Century Blvd., Suite 1090 Los Angeles, California 90045 Tel: (310) 670-2093 Fax: (310) 670-4107 www.allegrobiodiesel.com

Please call Stephen Blevit of Sidley Austin LLP at 213-896-6029 with any questions regarding these joint escrow instructions.

Very truly yours,

ALLEGRO BIODIESEL CORPORATION By: /s/ W. Bruce Comer III Name: Title:	/s/ Darrell Dubroc DARRELL DUBROC, as Member Representative

Annex A - 22

Allegro Biodiesel Corporation 6033 West Century Blvd., Suite 1090 Los Angeles, California 90045 Tel: (310) 670-2093 Fax: (310) 670-4107 www.allegrobiodiesel.com

June 13, 2008

Via Federal Express

Attention: Ronda Carson
JPMorgan Chase Bank, N.A.
Escrow Services
333 South Grand Avenue, 36th Floor
Los Angeles, CA 90065

Re:	Joint Escrow Instructions re Escrow Agreement (“Escrow Agreement”) by and among Diametrics Medical, Inc., the Members and JPMorgan Chase Bank, N.A. dated as of September 20, 2006

Ladies and Gentlemen:

Allegro Biodiesel Corporation (fka Diametrics Medical, Inc., “Allegro”) has submitted to you various demands for release from the Escrow Deposit under the Escrow Agreement.  The parties to the Escrow Agreement have not resolved any of such claims other than Allegro’s demand dated February 22, 2008, for the release of $47,448.49 relating to certain taxes.  Joint escrow instructions for the release of such amount were delivered to you on or about May 16, 2008.

Notwithstanding that our remaining claims continue to be outstanding, the parties to the Escrow Agreement have agreed to release a portion of the Cash Escrow Deposit and a portion of the Stock Escrow Deposit as set forth below.

Accordingly, you are hereby instructed to release (i) to Allegro from the Cash Escrow Deposit the sum of $151,628.08 and from the Stock Escrow Deposit, 124,961 shares of Allegro common stock and (ii) to the Members from the Cash Escrow Deposit the aggregate sum of $201,129.30 and from the Stock Escrow Deposit an aggregate of 126,250 shares of Allegro common stock.  It is requested that these funds and shares be released as promptly as possible.

Funds released to Allegro shall be paid by wire transfer to the following account:

Bank of America
4754 Admiralty Way
Marina Del Rey, CA 90292
ABA No. 026009593
Account Number 09145-41651

Annex A - 23

Allegro Biodiesel Corporation 6033 West Century Blvd., Suite 1090 Los Angeles, California 90045 Tel: (310) 670-2093 Fax: (310) 670-4107 www.allegrobiodiesel.com

Shares of Allegro common stock released to Allegro shall be delivered to the following address:

Allegro Biodiesel Corporation
6033 West Century Blvd., Suite 1090
Los Angeles, CA 90045
Attention: W. Bruce Comer III
Telephone No.:  (310) 670-2721

Funds released to the Members shall be paid by wire transfer to Troy Villa at Breazeale, Sachse & Wilson LLP, using the following information:

Regions Bank
8440 Jefferson Hwy.
Baton Rouge, LA 70809
ABA No. 062005690
Account Number 1450901416

Shares of Allegro common stock released to the Members shall be delivered to the following address:

Breazeale, Sachse & Wilson, L.L.P.
23rd Floor, One American Place
301 Main Street
Baton Rouge, LA 70821-3197
Attn: B. Troy Villa
Telephone No.:  (225) 387-4000

Capitalized terms used herein without definition have the meaning ascribed thereto under the Escrow Agreement.

Annex A - 24

Allegro Biodiesel Corporation 6033 West Century Blvd., Suite 1090 Los Angeles, California 90045 Tel: (310) 670-2093 Fax: (310) 670-4107 www.allegrobiodiesel.com

Please call Stephen Blevit of Sidley Austin LLP at 213-896-6029 with any questions regarding these joint escrow instructions.

Very truly yours,

ALLEGRO BIODIESEL CORPORATION By: /s/ W. Bruce Comer III Name: W. Bruce Comer III Title: Chief Executive Officer	/s/ Darrell Dubroc DARRELL DUBROC, as Member Representative

Annex A - 25

Exhibit B

ESCROW AGREEMENT FOR ESCROWED DOCUMENT

This ESCROW AGREEMENT (this “Escrow Agreement”), dated June 13, 2008, is by and among Allegro Biodiesel Corporation, a Delaware corporation (“Allegro”), the former members of Vanguard Synfuels, L.L.C., a Louisiana limited liability company (hereinafter referred to as the “Members”), represented herein by Darrell Dubroc in his capacity as Member Representative under that certain Escrow Agreement dated as of September 20, 2006 among Allegro, the Members and JPMorgan Chase Bank, N.A. (in such capacity, hereinafter referred to as the “Member Representative”), Consolidated Energy Holdings, LLC, a Louisiana limited liability company (“Consolidated”), and Richard Matheny of Phelps Dunbar, LLP (in its capacity as escrow agent hereunder, the “Escrow Agent”).  Capitalized terms used but not defined herein shall have the meanings given to them in that certain Interest Purchase Agreement or the Agreement to Settle Certain Claims (collectively referred to herein as the “Agreements”), dated as of June 13, 2008.  The Parties acknowledge that Escrow Agent is not a party to and will not be responsible for the Agreements.

WITNESSETH:

WHEREAS, pursuant to the Agreements, Allegro, Consolidated and the Members (the “Parties”) have agreed to certain terms and conditions to settling various outstanding issues as set forth in the Agreements;

WHEREAS, pursuant to the terms of Section 5.8 of the Interest Purchase Agreement, Allegro and Consolidated agreed to deposit into escrow the Joint Escrow Instructions signed by both Allegro and the Member Representative on June 13, 2008, to be held and distributed by the Escrow Agent in accordance with the terms and conditions of Section 5.8 of the Interest Purchase Agreement and this Escrow Agreement;

NOW, THEREFORE, for and in consideration of the mutual agreements and covenants contained herein and in the Agreements, the parties hereto hereby agree as follows:

Section 1.  Appointment of Escrow Agent.

The Parties hereby appoint Richard Matheny of Phelps Dunbar, LLP as Escrow Agent for the purposes set forth herein, and Escrow Agent hereby accepts such appointment.

Section 2.  Deposit of Escrowed Document.

Concurrently with the execution and delivery of this Escrow Agreement, in accordance with Section 5.8 of the Interest Purchase Agreement, Allegro and the Members have deposited with the Escrow Agent, which hereby acknowledges receipt of same, the Joint Escrow Instructions executed on June 13, 2008 (the “Escrowed Document”) to be held and delivered by the Escrow Agent in accordance with the terms and conditions set forth in this Escrow Agreement.

Annex A - 26

Section 3.  Disbursements From the Escrow Account; Closing.

The Escrow Agent shall deliver the Escrowed Document to JPMorgan Chase Bank, N.A. at the address set forth in the Escrowed Document by overnight delivery service upon receipt of written confirmation signed by Allegro that Allegro has mailed to Allegro’s stockholders a definitive Information Statement, as defined in the Interest Purchase Agreement, together with a copy of such definitive Information Statement.

Section 4.  Concerning the Escrow Agent.

(i)    Notwithstanding any provision contained herein to the contrary, the Escrow Agent, including Phelps Dunbar LLP’s officers, directors, employees and agents, will:

(i)  not be liable for any action taken or omitted under this Escrow Agreement so long as he has acted in good faith and without gross negligence or willful misconduct;

(ii)  have no responsibility to inquire into or determine the genuineness, authenticity, or sufficiency of any securities, checks, or other documents or instruments submitted to it in connection with its duties hereunder;

(iii)  be entitled to deem the signatories of any documents or instruments submitted to it hereunder as being those purported to be authorized to sign such documents or instruments on behalf of the parties hereto, and will be entitled to rely upon the genuineness of the signatures of such signatories without inquiry and without requiring substantiating evidence of any kind;

(iv)  [Reserved];

(v)  be indemnified and saved harmless by the Parties from any and all losses, liabilities, claims, proceedings, suits, demands, penalties, costs and expenses, including without limitation reasonable fees and expenses of outside counsel and experts and their staffs and all reasonable expenses of document location, duplication and shipment and of preparation to defend any of the foregoing (“Losses”), which may be incurred by it as a result of its execution, delivery or performance of this Escrow Agreement, unless such Losses are caused by the bad faith, gross negligence or willful misconduct of the Escrow Agent, and the provisions of this Section 4(a)(v) will survive the resignation or removal of the Escrow Agent and the termination of this Escrow Agreement;

(vi)  have only those duties as are specifically provided herein, which will be deemed purely ministerial in nature, and will under no circumstance be deemed a fiduciary for any of the other Parties.  The Escrow Agent will neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument or document between the other parties hereto, in connection herewith, including without limitation the Agreements.  This Escrow Agreement sets forth all matters pertinent to the Escrowed Document contemplated hereunder, and no additional obligations of the Escrow Agent will be inferred from the terms of this Escrow Agreement or any other Agreement.  IN NO EVENT WILL THE ESCROW AGENT BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL LOSSES OR DAMAGES OF ANY KIND WHATSOEVER (INCLUDING BUT NOT LIMITED TO LOST PROFITS), EVEN IF THE ESCROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES AND REGARDLESS OF THE FORM OF ACTION;

Annex A - 27

(vii)  have the right, but not the obligation, to consult with and retain counsel of its choice with respect to matters (including but not limited to litigation) arising out of this Escrow Agreement and will not be liable for action taken or omitted to be taken by Escrow Agent in good faith in accordance with the advice of such counsel; and

(viii)  have the right to perform any of its duties hereunder through agents, attorneys, custodians or nominees.

Section 5.  Resignation or Removal of Escrow Agent.

The Escrow Agent may resign as such following the giving of thirty (30) days prior notice to the Parties.  Similarly, the Escrow Agent may be removed and replaced following the giving of thirty (30) days prior notice to the Escrow Agent by the Parties.  In either event, the duties of the Escrow Agent will terminate thirty (30) days after receipt of such notice (or as of such earlier date as may be mutually agreeable); and the Escrow Agent will then deliver the balance of the documents then in its possession to a successor escrow agent as will be appointed by the Parties as evidenced by notice to the Escrow Agent.

If the Parties hereto have failed to appoint a successor to the Escrow Agent prior to the expiration of thirty days following receipt of the notice of resignation or removal, the Escrow Agent may appoint a successor or petition any court of competent jurisdiction in Louisiana for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon all of the parties hereto.

Section 6.  Termination

This Escrow Agreement shall automatically terminate on the date on which the Escrowed Document has been duly disbursed in accordance with Section 3 hereof.

Section 7.  Notices

Any notice or other communication required or permitted by this Escrow Agreement shall be in writing and shall be deemed given to a Party when (i) delivered by hand or by nationally recognized overnight courier service (costs prepaid); or (ii) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to such Party at the address or facsimile number and marked to the attention of the person (by name or title) designated for such party below (or to such other address, facsimile number or person as such party may designate by notice to the other parties):

Annex A - 28

If to Allegro, addressed as follows:

Allegro Biodiesel Corporation
6033 West Century Blvd., Suite 1090
Los Angeles, CA 90045
Attention: W. Bruce Comer III
Telephone No.:  (310) 670-2721
Facsimile No.:  (310) 670-4107

with a copy to:

Sidley Austin LLP
555 West Fifth Street, Suite 4000
Los Angeles, CA 90013
Attention: Stephen D. Blevit, Esq.
Telephone No.:  (213) 896-6029
Facsimile No.:  (213) 896-6600

If to the Member Representative:

429 Murray Street
Suite #700
Alexandria, LA  71301
Attn : Darrell Dubroc
Telephone No.: (318) 442-8730
Facsimile No.: (318) 442-8981

with a copy to:

Phelps Dunbar LLP
City Plaza
445 North Boulevard, Suite 701
Baton Rouge , LA 70802
Attention:  Richard Matheny
Telephone No.: (225) 376-0210
Facsimile No.: (225) 381-9197

and

Breazeale, Sachse & Wilson, L.L.P.
23rd Floor, One American Place
301 Main Street
Baton Rouge, LA 70821-3197
Attn: B. Troy Villa
Telephone No.:  (225) 387-4000
Facsimile No.:  (225) 387-5397

Annex A - 29

If to Consolidated, addressed as follows.

Consolidated Energy Holdings, LLC
429 Murray Street
Suite #700
Alexandria, LA  71301
Attn : Dean Tyler
Telephone No.: (318) 442-8730
Facsimile No.: (318) 442-8981

with a copy to:

Phelps Dunbar LLP
City Plaza
445 North Boulevard, Suite 701
Baton Rouge , LA 70802
Attention:  Richard Matheny
Telephone No.: (225) 376-0210
Facsimile No.: (225) 381-9197

If to Escrow Agent:

Phelps Dunbar LLP
City Plaza
445 North Boulevard, Suite 701
Baton Rouge , LA 70802
Attention:  Richard Matheny
Telephone No.: (225) 376-0210
Facsimile No.: (225) 381-9197

Notwithstanding the above, in the case of communications delivered to the Escrow Agent such communications shall be deemed to have been given on the date received by the Escrow Agent.  In the event that the Escrow Agent, in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate.  “Business Day” shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth above is authorized or required by law or executive order to remain closed.

Section 8.  Governing Law; Counterparts.

This Escrow Agreement shall be construed in accordance with the laws of the State of Louisiana without regard to the conflicts of law principles thereof.  Each Party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of Louisiana.  The Parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement. This Escrow Agreement may be executed in multiple counterparts, each which shall constitute an original and all of which taken together shall constitute one and the same instrument. All signatures of the Parties to this Escrow Agreement may be transmitted by facsimile, and such facsimile will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party.

Annex A - 30

Section 9.  Amendment, Modification or Waiver.

This Escrow Agreement may be amended or modified, and any term of this Escrow Agreement may be waived, only if such amendment, modification or waiver is in writing and signed by the Parties and the Escrow Agent.

Section 10.  Assignment.

This Escrow Agreement shall be binding upon and inure to the benefit of the successors, heirs and permitted assigns of the Parties.

Section 11.  Force Majeure

Notwithstanding any other provision of this Escrow Agreement, the Escrow Agent shall not be obligated to perform any obligation hereunder and will not incur any liability for the nonperformance or breach of any obligation hereunder to the extent that the Escrow Agent is delayed in performing, unable to perform or breaches such obligation because of acts of God, war, terrorism, fire, floods, strikes, electrical outages, equipment or transmission failures, or other causes reasonably beyond its control.

Section 12.  Severability and Operation of Law.

If any provision of this Escrow Agreement is prohibited by the laws of any jurisdiction as those laws apply to this Escrow Agreement, that provision shall be ineffective to the extent of such prohibition and/or shall be modified to conform with such laws, without invalidating the remaining provisions hereto.

Section 13.  Extension; Waiver.

The failure of any party to this Escrow Agreement to assert any of its rights under this Escrow Agreement or otherwise shall not constitute a waiver of such rights.  Further, no waiver by either party of any term, condition, default, or breach shall constitute or be construed as a waiver of any other term, condition, default, or breach of this Escrow Agreement.

Section 14.  Entire Agreement, No Third Party Beneficiaries.

This Escrow Agreement, constitutes the entire Escrow Agreement among the parties hereto and supersedes any and all other prior Escrow Agreements and undertakings, both written and oral, among the parties hereto, or any of them, with respect to the subject matter hereof and, except as otherwise expressly provided herein, is not intended to confer upon any person other than the Parties any rights or remedies hereunder.

Annex A - 31

IN WITNESS WHEREOF, the parties have executed this Escrow Agreement as of the day and year first above written.

WITNESSES:	ALLEGRO BIODIESEL CORPORATION

/s/ Jason Huang	By:	/s/ W. Bruce Comer, III
Print name: Jason Huang		Name: W. Bruce Comer, III
Title: Chief Executive Officer

/s/ Mike Hakim
Print name: Mike Hakim

MEMBERS:

/s/ Penny Welch	By:	/s/ Darrell J. Dubroc
Print name: Penny Welch		Darrell J. Dubroc, as Member Representative

/s/ Tim A Collins
Print name: Tim A Collins

CONSOLIDATED ENERGY HOLDINGS, LLC
/s/ Penny Welch
Print name: Penny Welch	By:	/s/ Dean Tyler
Name: Dean Tyler
Title: Member authorized by the Manager

/s/ Tim A Collins
Print name: Tim A Collins

/s/ Mary Carol Waites		/s/ Richard Matheny
Print name: Mary Carol Waites		RICHARD MATHENY, escrow agent

/s/ Cherish Van Mullem
Print name: Cherish Van Mullem

7

Annex A - 32

Exhibit C

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”), dated as of ________ __, 2008, is entered into by and between Allegro Biodiesel Corporation, a Delaware corporation (“Assignor”), and Consolidated Energy Holdings, LLC, a Louisiana limited liability company (“Assignee”),1 and is executed and delivered pursuant to that certain Securities Purchase Agreement, dated as of June 13, 2008, by and among Assignee, Assignor and the Members of Assignee party thereto (the “Agreement”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.  Assignment.  Assignor hereby absolutely and irrevocably grants, bargains, assigns, transfers, sets over, conveys and delivers to Assignee, and Assignee hereby accepts from Assignor, all of Assignor’s right, title and interest in and to the Employee Liabilities.

2.  Assumption.  Assignee hereby assumes the Employee Liabilities.

3.  Further Assurances.  Assignor and Assignee agree to furnish to each other all such resolutions, certificates, other documents and access to information and to take such other action as the other may from time to time reasonably request to evidence, confirm and fully implement the assignment of assets and assumption of liabilities made hereby.

4.  Successors and Assigns.  This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

5.  Counterparts.  This Assignment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

6.  Facsimile or Email Signatures.  Any signature page delivered pursuant to this Assignment via facsimile or by email of pdf signature pages shall be binding to the same extent as an original signature.  Any party who delivers such a signature page agrees to later deliver an original counterpart to any party that requests it.

7.  Amendments.  No amendment, waiver, modification, termination or cancellation of this Assignment shall be effective unless made in writing and signed by the party against whom enforcement is sought.

8.  Severability.  Wherever possible, each provision of this Assignment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Assignment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Assignment.

__________________________
1 Or insert the name of its wholly-owned subsidiary.

Annex A - 33

9.  Terms of the Agreement.  The terms of the Agreement are incorporated herein by this reference.  In the event of any conflict or inconsistency between the terms of the Agreement and the terms hereof, the terms of the Agreement shall govern.

10.  Governing Law.  This Assignment shall for all purposes be governed by the laws of the State of California without regard to choice of law or conflicts of law provisions.

11.  Definitions.  Unless otherwise defined herein, capitalized terms shall have the meanings given to such terms in the Agreement.

[Signature Page to Follow]

Annex A - 34

IN WITNESS WHEREOF, the parties have caused this Assignment to be executed and delivered as of the date first above written.

ASSIGNOR:

ALLEGRO BIODIESEL CORPORATION

By:	/s/ W. Bruce Comer, III
Name: W. Bruce Comer, III
Title: Chief Executive Officer

ASSIGNEE:

CONSOLIDATED ENERGY HOLDINGS, LLC

By:	/s/ Dean Tyler
Name: Dean Tyler
Title: Member authorized by the Manager

3

Annex A - 35

			Schedule 5.6

Expenses Paid
	Due Date	Aging	Open Balance	PAAL Approved	Notes

Deposit to VSF Checking Acct Ck# 1008 5/16/08
Property Tax			$17,600.00
Insurance			$11,000.00
Sub Total			$28,600.00

AT&T	04/30/2008	20	$977.83	x	office phone bill
Centennial Wireless	04/09/2008	41	$667.00	x	cell phone bill, called regarding payment
Cleco Power LLC	04/10/2008	40	$3,491.88	x	electricity bill
Crosstex Gulf Coast Marketing Ltd.	02/22/2008	88	$5,947.96	x	Natural gas supplier
	05/22/2008		$1,404.80	x	called to inquire re: payment.
	05/26/2008		$211.32	x
GE Capital	04/11/2008	39	$493.72	x	Pollock Office Copy Machine
	04/11/2008	39	$461.78	x	Alex Office copy Machine
Praxair Inc	04/11/2008	39	$496.80	x	Nitrogen refills
Red Ball Oxygen	04/28/2008	22	$54.81	x	Rental fee for oxygen
	05/01/2008	19	$58.59	x
Sherry Laboratories	03/27/2008	54	$680.00	x	Monitoring well samples
Suddenlink	04/19/2008	31	$131.50	x	Alex office cable bill
UPS	04/29/2008	21	$13.33	x	Freight and delivery
	05/13/2008	7	$9.84	x
	05/20/2008		$1.43	x
Vinson Guard Service Inc	05/06/2008	14	$451.58	x	Security Guard
Sub Total			$15,554.17
Additional Cash for Debit card charges			$1,000.00
Cash Deposited in VSF checking acct 5/20/08			$16,554.17

AT&T	05/10/2008	18	$483.81	x	cell phone
	05/15/2008	13	$392.83	x	Alexandria office
BlueCross BlueShield of Louisiana	06/01/2008		$3,147.12	x	Medical Insurance
Centennial Wireless	05/09/2008	19	$642.88	x	Cell phone
Cleco Power LLC	05/16/2008	12	$152.58	x	This is interest from paying March invoice after April 21
Grant Eastern Construction	05/11/2008	17	$97.20	x	Disposal fee
Grimes Industrial Supply	04/04/2008	54	$411.73	x	maintance kit for air compressor instrument
Suddenlink	05/19/2008	9	$137.50	x	Alex office cable bill, sent Past due notice
UPS	05/27/2008	1	$10.55	x	Freight and delivery
Vinson Guard Service Inc	05/13/2008	15	$446.00	x	Security Guard
Sub Total			$5,922.20
ADP Payroll Deposit			$18,600.00
Cash Deposited in VSF checking acct 5/28/08			$24,522.20

Alexandria Tower LLC	05/11/2008	23	$2,046.25	x	Alexandria office rent
Cleco Power LLC	05/08/2008	26	$4,846.04	x	Atleast $5,122.44 has to be paid by June 6th.
Cleco Power LLC	06/07/2008		$5,502.56	x
GE Capital	05/07/2008	27	$628.20	x	Alex Office Copy Machine
GE Capital	05/07/2008	27	$486.97	x	Pollock Office copy Machine
Praxair Inc	05/08/2008	26	$747.39	x	Nitrogen refills
Praxair Inc	05/11/2008	23	$496.80	x
Red Ball Oxygen	05/24/2008	10	$727.08	x	Rental fee for oxygen
Red Ball Oxygen	05/30/2008	4	$59.40	x
Sherry Laboratories	05/01/2008	33	$30.00	x	Monitoring well samples
Sherry Laboratories	05/04/2008	30	$120.00	x
Vinson Guard Service Inc	05/20/2008	14	$446.00	x	Security Guard
Cash Deposited in VSF checking acct 6/5/08			$16,136.69

Total Transaction Expenses Paid			$85,813.06

Accounts Payable
AICCO			-$5,543.11
Alexandria Tower LLC			$2,046.25
American Marsh Pumps			$8,282.58
AT&T			$2,491.92
AWC Inc.			$2,547.62
Bearing Service & Supply			$5,813.60
Cognis Corporation			$13,500.00
ConocoPhillips			$24,500.00
Control Worx, LLC			$14,994.31
DXP Enterprises			$5,352.89
Employee's Choice-Dental			-$1,435.00
Fabricated Filters			$2,515.32
Ferriday Oil Seed Processing LLC			$17,025.14
GE Capital			$705.67
Intertek Caleb Breck			$1,447.15
IVG Energy			$2,884.00
KDM Electric			$17,281.70
Kentwood Springs			-$477.75
Meyer, Meyer, Lacroix & Hixson, Inc.			$1,310.40
One Source Systems			$34,436.56
Phelps Dunbar LLP			$148,832.12
Six C Fabrication Inc.			$22,226.00
SRS Engineering Corporation			$15,434.50
Tidewater Transit			$2,591.35
URS Corporation			$54,768.94
Verizon			-$21.20
Vinson Guard Service Inc.			$1,376.72

			$394,887.68

Recurring Expenses
Payroll and benefits for Darrell Dubroc
Payroll and benefits for Tim Collins
Payroll for and benefits Jerome Whiddon
Payroll for and benefits Penny Welch
Payroll for and benefits Bill Longino
Payroll for and benefits Albert Murphy
Payroll for and benefits Tim O'Bannon
AT & T
Centennial Wireless
Cleco Power LLC
other office expenses
Alexandria office lease
Interest on First South loan

Annex A - 35

Annex B

AGREEMENT TO SETTLE CERTAIN CLAIMS

THIS AGREEMENT TO SETTLE CERTAIN CLAIMS (this “Agreement”) is hereby entered into and effective on the 13th day of June, 2008 (the “Effective Date”), by and among:

Allegro Biodiesel Corporation, a Delaware corporation registered to do business in the State of Louisiana (hereinafter referred to as “Allegro”); and

the former members of Vanguard Synfuels, L.L.C., a Louisiana limited liability company (hereinafter referred to as the “Members”), represented herein by Darrell Dubroc in his capacity as Member Representative (in such capacity, hereinafter referred to as “Member Representative”).

The parties entering this Agreement are hereinafter collectively referred to as “Parties” and individually referred to as “Party”.

RECITALS

WHEREAS, on September 20, 2006, Allegro’s predecessor, Diametrics Medical, Inc. (hereinafter referred to collectively as “Allegro”), executed a Contribution Agreement wherein Allegro purchased all of the issued and outstanding ownership interest of Vanguard Synfuels, L.L.C. (“Contribution Agreement”; capitalized terms used herein without definition shall have the meanings ascribed thereto in the Contribution Agreement) from the Members;

WHEREAS, on September 20, 2006, as a part of the Contribution Agreement, Allegro, the Members and the Escrow Agent, executed an Escrow Agreement (the “Escrow Agreement”) and deposited the Escrow Amount and the Escrow Shares into the Escrow thereunder for the purpose of having funds available to Allegro to satisfy any claims by Allegro for indemnification pursuant to Article XII of the Contribution Agreement;

WHEREAS, Allegro has made various claims for indemnification under Article XII of the Contribution Agreement and for the release of the Escrow Amount and the Escrow Shares to Allegro (hereinafter, all claims Allegro has, had or may have against the Members under Article VII of the Contribution Agreement, but excluding any future claims with respect to breaches of or inaccuracies in the Tax Warranties, the Title and Authorization Warranties, the Environmental Warranties, the Securities Warranties and claims for fraud are herein referred to as the “Claims”);

WHEREAS, cash in the amount of Forty Seven Thousand Four Hundred Forty-Eight and 49/100 Dollars ($47,448.49) has been released from the Escrow Fund pursuant to the joint written instructions of the Allegro and the Members dated May 16, 2008 in full and complete satisfaction of an indemnification claim by Allegro relating to an Internal Revenue Service civil penalty assessed against Vanguard Synfuels, L.L.C. (the “Tax Penalty Claim”); and

WHEREAS, all Parties agree that the Claims will be settled pursuant to the following procedures set forth in this Agreement.

Annex B - 1

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises contained herein, intending to be legally bound and, for good and valuable consideration, the Parties agree as follows:

1. Payment of Claim; Subrogation. All Parties hereby acknowledge the payment, receipt and sufficiency of the cash payment of Forty Seven Thousand Four Hundred Forty-Eight and 49/100 Dollars ($47,448.49) from the Escrow Fund in full and complete satisfaction of the Tax Penalty Claim. The Parties hereby agree that the Members shall be subrogated to all rights of Vanguard Synfuels, L.L.C. with respect to the Tax Penalty Claim in order to pursue all claims (if any) against third parties (other than Allegro, its shareholders, officers, directors, employees, managers or agents) related thereto.

2. Release from Escrow Fund.

(a) Upon the execution of this Agreement, the Parties shall execute joint written escrow instructions in the form attached hereto as Exhibit A which shall:

(i) authorize the release of Two Hundred One Thousand One Hundred Twenty Nine and 30/100 Dollars ($201,129.30) cash and 126,250 shares of Allegro common stock from the Escrow Fund to the Members; and

(ii) authorize the release of One Hundred Fifty One Thousand Six Hundred Twenty Eight and 08/100 Dollars ($151,628.08) cash and 124,961 shares of Allegro common stock from the Escrow Fund to Allegro.

(b) The Parties hereby agree and acknowledge that the cash payments and distributions of shares described above shall:

(i) be made in consideration of the Parties entering into this Agreement and such payments and distributions are not contingent upon the settlement of the Claims; and

(ii) notwithstanding anything in Section 2(b)(i) to the contrary, serve as a credit toward any amount of cash or shares awarded to either Party pursuant to any settlement agreement and/or Award (as defined below) relating to the Claims. Such credit shall be dollar for dollar and share for share.

(c)  In addition, upon the execution of this Agreement, the Parties shall execute joint written escrow instruction in the form attached hereto as Exhibit B, directing the Escrow Agent to release all remaining Escrow Funds and Escrow Shares from the Escrow in accordance with the Award of the Arbitrator (as each such term is defined below), if any.

Annex B - 2

3. Amicable Settlement.  The Parties will use their good faith, commercially reasonable efforts to identify and settle all Claims on or before July 15, 2008. In furtherance of their attempts to settle the Claims, the Parties agree to hold an initial meeting no later than July 1, 2008 for the purpose of resolving all Claims.  Such meeting shall be held in Denver, Colorado, or at such other location or telephonically as agreed by the Parties.  Such meeting may be extended to future dates if the Parties are not able to resolve all Claims during the initial meeting.  Negotiations for the settlement of the Claims, which may include mediation by mutual agreement of the Parties, shall continue until the later of the date that all Claims are resolved or July 15, 2008.  If the Parties are able to settle some, but not all of the Claims as a result of their negotiations, then the Parties shall enter into a binding settlement agreement covering the resolved Claims and submit the remaining Claims to arbitration pursuant to Section 4 below.  If the Parties are able to settle Claims as a result of their negotiations then the Parties shall enter into (i) a settlement agreement and release of any and all Claims that are resolved by the Parties and (ii) joint escrow instructions that direct the Escrow Agent to release the Escrow Amount and Escrow Shares as are agreed to by the Parties in such settlement agreement. Unless otherwise agreed by the Parties, the participants in all settlement proceedings shall include no more than two representatives of Allegro, the Member Representative, no more than one (1) other Member and each Party’s attorneys.

4. Arbitration.

(a)           If on July 16, 2008, the Parties have not either entered into a binding settlement or release of all Claims, the Parties agree that all Claims shall be resolved by private arbitration (the “Arbitration”) conducted by one arbitrator (the “Arbitrator”) to be selected as follows:

(i)           On or prior to July 25, 2008, each Party may propose to the other a list of up to five persons to serve as the Arbitrator.  Neither Party may include in their list the name of any person who (i) is or was an employee, officer, director, legal counsel or other representative of such Party or any affiliate of such Party or any other person who has a direct or indirect personal or financial interest in the outcome of the Arbitration, (ii) does not have at least ten years experience in either accounting or mergers and acquisitions or (iii) who is not located in the Denver, Colorado area.

(ii)           If there are one or more names that overlap in the combined list, then the Parties will pick the arbitrator from that set of overlaps.  If there is only one overlap, then that person is automatically the Parties' choice for arbitrator.  If there are more than one overlapping names, then the arbitrator shall be picked from the list of overlapping names by alternately striking names until only one name remains on the overlapping list (with each such strike to take no more than one business day to complete).  Allegro will strike the first name.

(iii)           If there are no overlapping persons and if the Parties are unable to agree upon one arbitrator from the combined list by August 4, 2008, then the arbitrator shall be picked from the list of names by alternately striking names until only one name remains on the overlapping list (with each such strike to take no more than one business day to complete).  Allegro will strike the first name.

(b)           The Arbitrator shall set a hearing date for an arbitration (the "Hearing") within forty-five (45) days from the date the Arbitrator is selected, unless otherwise agreed by the Parties, or unless otherwise ordered by the Arbitrator due to conflicts with the Arbitrator’s schedule.

Annex B - 3

(c)           The Parties agree that there shall be free and open discovery between the Parties during the period from the Effective Date until the date of the Hearing.  Neither party shall deny or object to, any reasonable request relating to the Claims that are submitted by the opposing Party for the production of documents or depositions and will otherwise cooperate in the discovery process; provided that the deponent in any deposition shall not be required to travel for purposes of his or her deposition. The Arbitrator shall have the authority to compel such discovery and to order any further discovery, by way of deposition, interrogatory, document production, or otherwise, as the Arbitrator considers necessary to a full and fair exploration of the issues in dispute. Except as otherwise provided herein, the Arbitrator shall administer the discovery process pursuant to the Commercial Arbitration Rules of the American Arbitration Association.

(d)           Unless otherwise agreed by the Parties, within fifteen (15) days before the Hearing, the Parties shall submit to the Arbitrator, with a copy to the other Party, a list of all witnesses and exhibits which it intends to present at the Hearing.

(e)           No later than ten (10) days before the scheduled Hearing, the Parties shall provide to the Arbitrator and to the other Party a short (not to exceed five (5) single-spaced pages or such other page limit as the Arbitrator permits) statement of its respective position with regard to the Claims.

(f)           At the Hearing, each Party shall, unless it waives the opportunity, make an oral opening statement, and an oral closing statement.

(g)           When testimony is complete and each Party has introduced its exhibits, subject to the provisions of this Agreement, and each has made a closing statement pursuant to the provisions of this Agreement or waived the opportunity to do so, the Arbitrator shall declare the Hearing closed; provided, however, the Parties may submit post hearing briefs pursuant to an agreed upon schedule or one formulated by the Arbitrator.

(h)           The Hearing shall be held at a location in, or near, the City of Denver, Colorado agreed upon by the Parties and convenient for the Arbitrator, or if the Parties cannot agree upon a location in the City of Denver, Colorado, designated by the Arbitrator.

(i)           The Hearing shall be conducted in private.  Attendance at the Hearing shall be limited to the following:  (i) the Arbitrator; (ii) no more than two representatives of Allegro, (iii) the Member Representative, (iv) no more than one (1) other Member; (v) each Party's attorneys; (vi) a court reporter if requested by either Party; and (vii) any witnesses, including expert witnesses.

(j)           The Hearing shall be conducted in not more two (2) days, beginning at 10:00 AM, local time; provided that the Arbitrator may, in his or her sole discretion, order the continuance of the Hearing on consecutive succeeding business days if requested by a Party.

Annex B - 4

(k)           Within thirty (30) days of the close of the Hearing, the Arbitrator shall issue a written opinion and award (the "Award") based on evidence, arguments and post hearing briefs, if any.  The Award shall be a decision of the Arbitrator, shall resolve the Claims submitted to the Arbitration, and shall be final and binding on the Parties.  The Award shall state the amount of the Escrow Amount and the number of Escrow shares to be released to Allegro, on the one hand, and the Members, on the other hand.  The fact that an opinion is issued does not enlarge or restrict the authority of a court provided in the AAA's Commercial Arbitration Rules to review the arbitration proceedings or the Award.  The Arbitrator shall then deliver a notice to the Escrow Agent, directing the Escrow Agent to release Escrow Funds and Escrow Shares in accordance with the Award.

(l)           Except as otherwise provided in this Agreement, there shall be no ex parte communication regarding the subject matter of the Hearing between a Party or its attorneys and the Arbitrator from the time the Arbitrator is appointed until after the Parties receive the Award.

(m)           The Parties agree that the Award can be enforced by any court of competent jurisdiction.

(n)           Notwithstanding any other provision of this Agreement, the Arbitrator shall have no power to delete from, add to, or modify the terms of this Agreement, and may not award any remedy which effectively conflicts directly or indirectly with any provision of this Agreement.

(o)           The arbitration shall be governed by AAA's Commercial Rules of Arbitration, except as otherwise provided in this Agreement.

(p)           Each Party shall bear its own expenses, costs and attorneys fees incurred in connection with the Arbitration.  The fees of any court reporter at the Hearing shall be paid by the Party that requests the court reporter.

5. Limitation on Claims. All Parties hereby agree that the aggregate maximum amount recoverable by any Party pursuant to any settlement agreement and/or Award relating to the Claims shall not exceed the balance of the sum of the Escrow Amount and the Escrow Shares as of the Effective Date (as approximated in Schedule 5 attached hereto, the “Escrow Principal Balance”) plus any interest earned on the Escrow Amount.  This provision shall supersede any provision to the contrary in the Contribution Agreement or the Escrow Agreement and shall be deemed to be a written amendment or modification thereto as provided in such agreements.

6. Written Agreement.  This Agreement constitutes the agreement and understanding of the Parties relating to the subject matter contained herein.  This Agreement may not be altered, amended or modified in any respect whatsoever except by a writing duly executed by each of the Parties hereto.

7. Voluntariness.  The Parties agree that they have carefully read this Agreement, that it has been fully explained by their attorneys, that they fully understand its final and binding effect that the only promises made to sign the Agreement are those stated above and that such Agreement is being signed voluntarily.

Annex B - 5

8. Capacity.  The Parties each warrant and represent that each Party has the requisite power and authority to execute and deliver this Agreement and it has been duly executed and delivered by each party and this Agreement is a valid and binding agreement, enforceable against each Party in accordance with its terms.

9. Waiver of Compliance.  The failure by any Party at any time to require performance of any provision of this Agreement will not affect its right later to require such performance.  No waiver in any one or more instances will (except as stated therein) be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any condition or breach of any other term, covenant, representation or warranty.

10.  Notices.  All notices, requests, demands or other communications required or permitted by this Agreement will be in writing and effective when received, and delivery will be made personally or by registered or certified mail, return receipt requested, postage prepaid, or overnight courier or confirmed facsimile transmission, addressed to the Parties at as follows.

If to the Member Representative:

429 Murray Street
Suite #700
Alexandria, LA  71301
Attn : Darrell Dubroc
Telephone No.: (318) 442-8730
Facsimile No.: (318) 442-8981

with a copy to:

Phelps Dunbar LLP
City Plaza
445 North Boulevard, Suite 701
Baton Rouge , LA 70802
Attention:  Richard Matheny
Telephone No.: (225) 376-0210
Facsimile No.: (225) 381-9197

Annex B - 6

and

Breazeale, Sachse & Wilson, L.L.P.
23rd Floor, One American Place
301 Main Street
Baton Rouge, LA 70821-3197
Attn: B. Troy Villa
Telephone No.:  (225) 387-4000
Facsimile No.:  (225) 387-5397

If to Allegro, addressed as follows:

Allegro Biodiesel Corporation
6033 West Century Blvd., Suite 1090
Los Angeles, CA 90045
Attention: W. Bruce Comer III
Telephone No.:  (310) 670-2721
Facsimile No.:  (310) 670-4107

with a copy to:

Sidley Austin LLP
555 West Fifth Street, Suite 4000
Los Angeles, CA 90013
Attention: Stephen D. Blevit, Esq.
Telephone No.:  (213) 896-6029
Facsimile No.:  (213) 896-6600

or to such other individual or address as a party hereto may designate for itself by notice given as herein provided.

11. Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

12. Facsimile or Email Signatures.  Any signature page delivered pursuant to this Agreement, any Related Agreement or any other document delivered pursuant hereto via facsimile or by email of pdf signature pages shall be binding to the same extent as an original signature.  Any party who delivers such a signature page agrees to later deliver an original counterpart to any party that requests it.

13. Headings.  The headings of the Sections in this Agreement are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

Annex B - 7

14. Severability.  If any provision, clause or part of this Agreement, or the application thereof under certain circumstances, is held invalid, the remainder of this Agreement, or the application of such provision, clause or part under other circumstances, shall not be affected thereby.

15. Interpretation.  Unless the context requires otherwise, all words used in this Agreement in the singular number shall extend to and include the plural, all words in the plural number shall extend to and include the singular, and all words in either gender shall extend to and include both genders.

16. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York exclusive of the conflicts of law provisions thereof.

[Signatures on Following Pages]

Annex B - 8

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

ALLEGRO BIODIESEL CORPORATION

By:  /s/ W. Bruce Comer III
Name:  W. Bruce Comer, III
Title:  Chief Executive Officer

MEMBERS:

By:  /s/ Darrell Dubroc
Darrell Dubroc, as Member Representative

Annex B - 9

SCHEDULE 5

Escrow Principal Balance1

	Initial Deposit	Distributions	Escrow Principal Balance
Cash	$1,769,937.83	($400,205.87)	$1,369,731.96
Shares[2]	1,111,000	(251,211)	859,789

______________________________
1 The Escrow Principal Balance does not reflect any interest earned on the Escrow Amount

2 After conversion of Series K Preferred Shares to Common Shares (2,583.7209 common shares per 1 Series K Preferred Share)

Annex B - 9

Annex C
VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”), is made as of June 13, 2008, by and between Consolidated Energy Holdings, LLC, a Louisiana limited liability company (“Purchaser”) and the undersigned stockholder (“Stockholder”) of Allegro Biodiesel Corporation, a Delaware corporation (“Seller”).

RECITALS

WHEREAS, Purchaser and Seller are presently negotiating a Securities Purchase Agreement by and between Purchaser and Seller in the form attached hereto as Exhibit A (the “Purchase Agreement”);

WHEREAS, on the terms and subject to the conditions of the Purchase Agreement, Seller will sell and Purchaser will purchase 100% of the outstanding membership interests (the “Membership Interests”) of Vanguard Synfuels, L.L.C., a Louisiana limited liability company (the “Company”);

WHEREAS, as of the date hereof, Stockholder, owns the equity securities of Seller (the “Securities”) set forth on Stockholder’s signature page hereto; and

WHEREAS, Stockholder is entering into this Agreement to vote its Securities in favor of the sale of the Membership Interests as contemplated by the Purchase Agreement, in order to induce Purchaser to enter into the Purchase Agreement and consummate the transactions contemplated thereby.

NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein and other good and valuable consideration, the parties hereto agree as follows:

ARTICLE I
AGREEMENT TO VOTE SHARES

Section 1.1 Agreement to Vote.

(a) Stockholder hereby agrees that during the time this Agreement is in effect, at any meeting of the stockholders of Seller, however called, and in any action by consent of the stockholders of Seller, Stockholder will vote or cause to be voted in favor of the sale of the Membership Interests to Purchaser or its wholly-owned subsidiary as contemplated by the Purchase Agreement (the “Sale”):  (i) all Securities owned legally or beneficially by Stockholder and (ii) any and all Securities acquired by Stockholder on or after the date hereof.

(b) Stockholder acknowledges that (i) Stockholder has reviewed and understands the Purchase Agreement and the transactions contemplated thereby, (ii) Stockholder is sophisticated in financial matters and is able to evaluate the risks and benefits of the transactions contemplated by the Purchase Agreement, (iii) Stockholder has carefully considered and has, to the extent Stockholder believes such discussion necessary, discussed the transactions contemplated by the Purchase Agreement with Stockholder’s professional legal, tax and financial advisers, (iv) Seller has made available to Stockholder the opportunity to ask questions of, and receive answers from, Seller concerning the terms and conditions of the Sale, and to obtain any additional information which Seller had in its possession or was able to acquire without unreasonable effort or expense and Stockholder has availed itself of such opportunity to the extent that it desired.

Annex C - 1

Section 1.2 Adjustment Upon Changes In Capitalization.  In the event of any change in the Securities, by reason of any stock dividends, splits, mergers, recapitalizations or other changes in the corporate or capital structure of Seller, the number and kind of Securities subject to this Agreement shall be appropriately adjusted.

ARTICLE II
REPRESENTATIONS AND WARRANTIES
OF STOCKHOLDER

Stockholder hereby represents and warrants to Purchaser as follows:

Section 2.1 Title to Equity Securities.  As of the date hereof, Stockholder is the record or beneficial owner of the number of Securities set forth on Stockholder’s signature page hereto.  Such Securities, are and will be on the Closing Date (as defined in the Purchase Agreement) owned free and clear of any security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on voting rights, charges or other encumbrances of any nature whatsoever other than pursuant to this Agreement, except as disclosed to Purchaser prior to the execution and delivery of this Agreement in writing.  Stockholder has not appointed or granted any proxy, which appointment or grant is still in effect, with respect to such Securities.

Section 2.2 Authority Relative to This Agreement.  If the Stockholder is an entity, (i) Stockholder has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and (ii) the execution and delivery of this Agreement by Stockholder and the consummation of the transactions contemplated hereby have been duly and validly authorized by all proceedings on the part of Stockholder necessary to authorize this Agreement or to consummate such transactions.  This Agreement has been duly and validly executed and delivered by Stockholder and constitutes a legal, valid and binding obligation of Stockholder, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

Section 2.3 No Conflict.

(a) Neither the execution and delivery of this Agreement nor the consummation by Stockholder of the transactions contemplated hereby will (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Stockholder or by which its Securities are bound or affected or (ii) conflict with, or constitute a violation of, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of its Securities, pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Stockholder is a party or by which Stockholder or its Securities are bound or affected, except for any such conflicts, violations, breaches, defaults or other occurrences that would not prevent or delay the performance by Stockholder of its obligations under this Agreement.

Annex C - 2

(b) The execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications would not prevent or delay the performance by Stockholder of its obligations under this Agreement.

ARTICLE III
COVENANTS OF THE STOCKHOLDERS

Section 3.1 No Inconsistent Agreements.  Stockholder covenants and agrees that, except as contemplated by this Agreement, Stockholder shall not enter into any voting agreement or grant a proxy or power of attorney with respect to its Securities that is inconsistent with this Agreement.

Section 3.2 Transfer Of Title.  Stockholder hereby covenants and agrees that, so long as this Agreement is in effect, Stockholder will not transfer record or beneficial ownership of any of its Securities unless the transferee agrees in writing to be bound by the terms and conditions of this Agreement.

ARTICLE IV
COVENANTS OF PURCHASER

Section 4.1 Other Agreements.  Purchaser hereby covenants that it shall not amend, waive, forgive performance of or terminate any agreement it now has or hereafter enters into obligating one or more Seller stockholders to vote, or pursuant to which one or more Seller stockholders agrees to vote, in favor of approving the sale of the Membership Interests as contemplated by the Purchase Agreement and that it shall enforce any rights it has pursuant to any such agreement.

ARTICLE V
TERMINATION

Section 5.1 Termination.  This Agreement shall terminate automatically upon the earlier of (a) the date on which Purchaser notifies Stockholder in writing that it has abandoned the Purchase Agreement for any reason other than as the result of a breach of this Agreement by Stockholder and (b) the date on which Seller terminates the Purchase Agreement pursuant to Section 9.1(e) thereof.

Section 5.2 Effect of Termination.  In the event of the termination of this Agreement pursuant to Section 5.1 hereof, this Agreement shall forthwith become void and have no effect, without liability on the part of any party hereto or its trustees, partners, beneficiaries, directors, officers, stockholders or affiliates.

Annex C - 3

ARTICLE VI
MISCELLANEOUS

Section 6.1 Notices.  All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed as delivered) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Stockholder:	At such address as is set forth on its signature page hereto.

If to Purchaser:
Consolidated Energy Holdings, LLC
429 Murray Street
Suite #700
Alexandria, LA  71301
Attn : Darrell Dubroc
Telephone No.: (318) 442-8730
Facsimile No.: (318) 442-8981

with a copy to:

Phelps Dunbar LLP
City Plaza
445 North Boulevard, Suite 701
Baton Rouge , LA 70802
Attention:  Richard Matheny
Telephone No.: (225) 376-0210
Facsimile No.: (225) 381-9197

Any party from time to time may change its address for the purposes of notices hereunder by giving written notice to the other parties hereto of such new address.

Section 6.2 Entire Agreement.  This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and replaces and supersedes all prior agreements or understandings, both written and oral, between the parties hereto, relating to the voting of Stockholder’s Securities with respect to the sale of the Membership Interests as contemplated by the Purchase Agreement.

Section 6.3 Stockholder Capacity.  Stockholder signs solely in its capacity as the record holder and beneficial owner of the Securities set forth on its signature page hereto.

Annex C - 4

Section 6.4 Specific Performance.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any state or federal court of the United States located in the State of California, this being in addition to any other remedy to which they are entitled at law or in equity.  In addition, each of the parties hereto:  (a) consents to submit such party to the personal jurisdiction of any state or federal court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby; (b) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (c) agrees that such party will not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than a state or federal court sitting in the State of California; and (d) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby.

Section 6.5 Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect and shall not in any way be affected or impaired thereby so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party.

Section 6.6 Amendment.  This Agreement may be amended only by a written instrument signed by each of the parties hereto.

Section 6.7 Assignment.  Except as required by operation of law, this Agreement shall not be assignable by the parties hereto without the prior written consent of the other party.  This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

Section 6.8 Governing Law.  This Agreement shall be governed by the internal laws of the State of Delaware.

Section 6.9 Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 6.10 Facsimile or Email Signatures.  Any signature page delivered pursuant to this Agreement, any Related Agreement or any other document delivered pursuant hereto via facsimile or by email of pdf signature pages shall be binding to the same extent as an original signature.  Any party who delivers such a signature page agrees to later deliver an original counterpart to any party that requests it.

[Signature Page Follows]

Annex C - 5

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

CONSOLIDATED ENERGY HOLDINGS, LLC By: /s/ Dean Tyler Name: Dean Tyler Title: Member Authorized by the Manager

[Counterpart Stockholder Signature Page Follows]

Annex C - 6

Monarch Pointe Fund Ltd.
By:  M.A.G. CAPITAL, LLC
Its:   General Partner

By:  /s/ William Tacon
Name: William Tacon
Title:   Liquidator

Shares of Series A Preferred Stock: 8,337,960
Shares of Series B Preferred Stock:  0
Shares of Common Stock: 3,348,397

Mercator Momentum Fund, L.P.
By:  M.A.G. CAPITAL, LLC
Its:   General Partner

By:  /s/ David Firestone
Name:  David Firestone
Title: Managing Member

Shares of Series A Preferred Stock:  1,332,236
Shares of Series B Preferred Stock:  0
Shares of Common Stock: 23,051

M.A.G. Capital, LLC By: /s/ David Firestone Name: David Firestone Title: Managing Member Shares of Series A Preferred Stock: 0 Shares of Series B Preferred Stock: 14,139 Shares of Common Stock: 0
Mercator Momentum Fund III, L.P.
By:  M.A.G. CAPITAL, LLC
Its:   General Partner

By:  /s/ David Firestone
Name: David Firestone
Title: Managing Member

Shares of Series A Preferred Stock:  2,572,594
Shares of Series B Preferred Stock:  0
Shares of Common Stock: 25,150

Annex C - 7

Ocean Park Advisors, LLC

By:  /s/ W. Bruce Comer III
Name:  W. Bruce Comer III
Title:  Managing Director
Shares of Series A Preferred Stock:  0
Shares of Series B Preferred Stock:  0
Shares of Common Stock: 5,144,497

/s/ Darrell J. Dubroc Darrell J. Dubroc Shares of Series A Preferred Stock: 0 Shares of Series B Preferred Stock: 0 Shares of Common Stock: 6,978,630	/s/ Tim A Collins Tim A. Collins Shares of Series A Preferred Stock: 0 Shares of Series B Preferred Stock: 0 Shares of Common Stock: 4,131,370

Annex C - 9

Annex D

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”), is made as of June 13, 2008, by and between Consolidated Energy Holdings, LLC, a Louisiana limited liability company (“Purchaser”) and the undersigned stockholder (“Stockholder”) of Allegro Biodiesel Corporation, a Delaware corporation (“Seller”).

RECITALS

WHEREAS, Purchaser and Seller are presently negotiating a Securities Purchase Agreement by and between Purchaser and Seller in the form attached hereto as Exhibit A (the “Purchase Agreement”);

WHEREAS, on the terms and subject to the conditions of the Purchase Agreement, Seller will sell and Purchaser will purchase 100% of the outstanding membership interests (the “Membership Interests”) of Vanguard Synfuels, L.L.C., a Louisiana limited liability company (the “Company”);

WHEREAS, as of the date hereof, Stockholder, owns the equity securities of Seller (the “Securities”) set forth on Stockholder’s signature page hereto; and

WHEREAS, Stockholder is entering into this Agreement to vote its Securities in favor of the sale of the Membership Interests as contemplated by the Purchase Agreement, in order to induce Purchaser to enter into the Purchase Agreement and consummate the transactions contemplated thereby.

NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein and other good and valuable consideration, the parties hereto agree as follows:

ARTICLE I
AGREEMENT TO VOTE SHARES

Section 1.1  Agreement to Vote.

(a) Stockholder hereby agrees that during the time this Agreement is in effect, at any meeting of the stockholders of Seller, however called, and in any action by consent of the stockholders of Seller, Stockholder will vote or cause to be voted in favor of the sale of the Membership Interests to Purchaser or its wholly-owned subsidiary as contemplated by the Purchase Agreement in its current form (the “Sale”):  (i) all Securities owned legally or beneficially by Stockholder and (ii) any and all Securities acquired by Stockholder on or after the date hereof.

(b) Stockholder acknowledges that (i) Stockholder has reviewed and understands the Purchase Agreement and the transactions contemplated thereby, (ii) Stockholder is sophisticated in financial matters and is able to evaluate the risks and benefits of the transactions contemplated by the Purchase Agreement, (iii) Stockholder has carefully considered and has, to the extent Stockholder believes such discussion necessary, discussed the transactions contemplated by the Purchase Agreement with Stockholder’s professional legal, tax and financial advisers, (iv) Seller has made available to Stockholder the opportunity to ask questions of, and receive answers from, Seller concerning the terms and conditions of the Sale, and to obtain any additional information which Seller had in its possession or was able to acquire without unreasonable effort or expense and Stockholder has availed itself of such opportunity to the extent that it desired.

Annex D - 1

Section 1.2  Adjustment Upon Changes In Capitalization.  In the event of any change in the Securities, by reason of any stock dividends, splits, mergers, recapitalizations or other changes in the corporate or capital structure of Seller, the number and kind of Securities subject to this Agreement shall be appropriately adjusted.

ARTICLE II
REPRESENTATIONS AND WARRANTIES
OF STOCKHOLDER

Stockholder hereby represents and warrants to Purchaser as follows:

Section 2.1  Title to Equity Securities.  As of the date hereof, Stockholder is the record or beneficial owner of the number of Securities set forth on Stockholder’s signature page hereto.  Such Securities, are and will be on the Closing Date (as defined in the Purchase Agreement) owned free and clear of any security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on voting rights, charges or other encumbrances of any nature whatsoever other than pursuant to this Agreement, except as disclosed to Purchaser prior to the execution and delivery of this Agreement in writing.  Stockholder has not appointed or granted any proxy, which appointment or grant is still in effect, with respect to such Securities.

Section 2.2  Authority Relative to This Agreement.  If the Stockholder is an entity, (i) Stockholder has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and (ii) the execution and delivery of this Agreement by Stockholder and the consummation of the transactions contemplated hereby have been duly and validly authorized by all proceedings on the part of Stockholder necessary to authorize this Agreement or to consummate such transactions.  This Agreement has been duly and validly executed and delivered by Stockholder and constitutes a legal, valid and binding obligation of Stockholder, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

Section 2.3  No Conflict.

(a) To the knowledge of Stockholder, neither the execution and delivery of this Agreement nor the consummation by Stockholder of the transactions contemplated hereby will (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Stockholder or by which its Securities are bound or affected or (ii) conflict with, or constitute a violation of, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of its Securities, pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Stockholder is a party or by which Stockholder or its Securities are bound or affected, except for any such conflicts, violations, breaches, defaults or other occurrences that would not prevent or delay the performance by Stockholder of its obligations under this Agreement.

Annex D - 2

(b) To the knowledge of Stockholder, the execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications would not prevent or delay the performance by Stockholder of its obligations under this Agreement.

ARTICLE III
COVENANTS OF THE STOCKHOLDERS

Section 3.1  No Inconsistent Agreements.  Stockholder covenants and agrees that, except as contemplated by this Agreement, Stockholder shall not enter into any voting agreement or grant a proxy or power of attorney with respect to its Securities that is inconsistent with this Agreement.

Section 3.2  Transfer Of Title.  Stockholder hereby covenants and agrees that, so long as this Agreement is in effect, Stockholder will not transfer record or beneficial ownership of any of its Securities unless the transferee agrees in writing to be bound by the terms and conditions of this Agreement.

ARTICLE IV
COVENANTS OF PURCHASER

Section 4.1  Other Agreements.  Purchaser hereby covenants that it shall not amend, waive, forgive performance of or terminate any agreement it now has or hereafter enters into obligating one or more Seller stockholders to vote, or pursuant to which one or more Seller stockholders agrees to vote, in favor of approving the sale of the Membership Interests as contemplated by the Purchase Agreement and that it shall enforce any rights it has pursuant to any such agreement.

ARTICLE V
TERMINATION

Section 5.1  Termination.  This Agreement shall terminate automatically upon the date on which the Purchase Agreement is terminated in accordance with the terms thereof.

Section 5.2  Effect of Termination.  In the event of the termination of this Agreement pursuant to Section 5.1 hereof, this Agreement shall forthwith become void and have no effect, without liability on the part of any party hereto or its trustees, partners, beneficiaries, directors, officers, stockholders or affiliates.

Annex D - 3

ARTICLE VI
MISCELLANEOUS

Section 6.1  Notices.  All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed as delivered) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Stockholder:	At such address as is set forth on its signature page hereto.

If to Purchaser:
Consolidated Energy Holdings, LLC
429 Murray Street
Suite #700
Alexandria, LA  71301
Attn : Darrell Dubroc
Telephone No.: (318) 442-8730
Facsimile No.: (318) 442-8981

with a copy to:

Phelps Dunbar LLP
City Plaza
445 North Boulevard, Suite 701
Baton Rouge , LA 70802
Attention:  Richard Matheny
Telephone No.: (225) 376-0210
Facsimile No.: (225) 381-9197

Any party from time to time may change its address for the purposes of notices hereunder by giving written notice to the other parties hereto of such new address.

Section 6.2  Entire Agreement.  This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and replaces and supersedes all prior agreements or understandings, both written and oral, between the parties hereto, relating to the voting of Stockholder’s Securities with respect to the sale of the Membership Interests as contemplated by the Purchase Agreement.

Section 6.3  Stockholder Capacity.  Stockholder signs solely in its capacity as the record holder and beneficial owner of the Securities set forth on its signature page hereto.

Section 6.4  Specific Performance.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any state or federal court of the United States located in the State of California, this being in addition to any other remedy to which they are entitled at law or in equity.  In addition, each of the parties hereto:  (a) consents to submit such party to the personal jurisdiction of any state or federal court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby; (b) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (c) agrees that such party will not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than a state or federal court sitting in the State of California; and (d) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby.

Annex D - 4

Section 6.5  Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect and shall not in any way be affected or impaired thereby so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party.

Section 6.6  Amendment.  This Agreement may be amended only by a written instrument signed by each of the parties hereto.

Section 6.7  Assignment.  Except as required by operation of law, this Agreement shall not be assignable by the parties hereto without the prior written consent of the other party.  This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

Section 6.8  Governing Law.  This Agreement shall be governed by the internal laws of the State of Delaware.

Section 6.9  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 6.10  Facsimile or Email Signatures.  Any signature page delivered pursuant to this Agreement, any Related Agreement or any other document delivered pursuant hereto via facsimile or by email of pdf signature pages shall be binding to the same extent as an original signature.  Any party who delivers such a signature page agrees to later deliver an original counterpart to any party that requests it.

[Signature Page Follows]

Annex D - 5

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

CONSOLIDATED ENERGY HOLDINGS, LLC

By:	/s/ Dean Tyler
Name: Dean Tyler
Title: Member Authorized by the Manager

[Counterpart Stockholder Signature Page Follows]

Annex D - 6

Asset Managers International Limited

By: /s/ Oskar P. Lewnowski
Name: Oskar P. Lewnowski
Title: Director

By: /s/ Ruth Heron-Watts
Name: Ruth Heron-Watts
Title: Director

By: /s/ R. Arliss Francis
Name: R. Arliss Francis
Title: Director

Shares of Series A Preferred Stock:  6,890,876
Shares of Series B Preferred Stock:  0
Shares of Common Stock: 815,675

Pentagon Dollar Satellite Fund, Ltd.

By: /s/ Antony Francis
Name: Antony Francis
Title:  Authorized Signatory, Hamilton Fiduciary Services
Limited Corporate Director

By: /s/ Ruth Heron-Watts
Name: Ruth Heron-Watts
Title: Warwick Fiduciary Services Limited Corporate Director

Shares of Series A Preferred Stock:  2,296,959
Shares of Series B Preferred Stock:  0
Shares of Common Stock: 0

Exhibit A

[Counterpart Stockholder Signature Page Follows]

Annex D - 6